UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-07255
Oppenheimer International Bond Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: September 30
Date of reporting period: 9/30/2011

Item 1. Reports to Stockholders.

September 30, 2011

Oppenheimer

International Bond Fund

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund's Portfolio Managers

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

OppenheimerFunds®
The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Top Ten Geographical Holdings

Japan	17.6%
Brazil	6.8
United Kingdom	6.4
Mexico	6.3
United States	5.9
Indonesia	5.2
South Africa	4.7
Russia	4.2
Korea, Republic of South	3.3
Germany	2.8
Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2011, and are based on the total market value of investments.
6 | OPPENHEIMER INTERNATIONAL BOND FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion of the Fund’s performance during its fiscal year ended September 30, 2011, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. For the 12-month period ended September 30, 2011, Oppenheimer International Bond Fund’s Class A shares (without sales charge) returned -2.88%, underperforming the Citigroup Non-U.S. Dollar World Government Bond Index, which returned 4.14%. We attribute the Fund’s underperformance primarily to overweight exposure to emerging-market currencies, which suffered during a “flight to quality” over the reporting period’s second half.
     The Fund’s currency positions favored the emerging markets and placed less emphasis on developed markets, but this posture proved counterproductive when heightened economic and geopolitical uncertainty sparked substantial capital outflows from the emerging markets despite their generally healthy economies and low debt levels. The Fund also was hurt by its duration management strategy, as we shifted its average duration during the summer of 2011 to a range we considered shorter-than-average in order to guard against the risks of potentially rising interest rates stemming from widespread credit concerns in the United States and Europe. This positioning impaired performance when interest rates defied our expectations and continued to fall.
     The Fund achieved better relative results from its security selection strategies. Among bonds denominated in local currencies, our security selection process proved effective in Brazil, Korea, Indonesia and Russia. In contrast, unhedged positions in Turkish and South African bonds hindered relative performance. Our security selection strategy in developed markets also detracted from returns compared to the benchmark, mainly due to weakness among European covered bonds and Spanish sovereign bonds.
     As of the reporting period’s end, we have reduced the Fund’s emerging-market currency exposure to a less overweight position, emphasizing the Brazilian real and Mexican peso. We also have attempted to increase portfolio yield through positions in emerging market corporate bonds from issuers that, in our analysis, are likely to maintain healthy balance sheets even if the economic slowdown persists. With interest rates near historical lows in developed markets, we believe that rising rates are more likely than further declines, and we have kept the Fund’s average duration in a moderately short position. We believe this positioning will be of benefit to the Fund when the market’s strong reaction to current fiscal, political, and macroeconomic concerns likely begins to lessen, particularly if the market begins to witness more clarity regarding the sovereign debt crisis in Europe.
7 | OPPENHEIMER INTERNATIONAL BOND FUND

FUND PERFORMANCE DISCUSSION
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until September 30, 2011. In the case of Class A, Class B, Class C and Class N shares, performance is measured over a ten-fiscal-year period. In the case of Class Y shares, performance is measured from the inception of the Class on September 27, 2004. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions.
     The Fund’s performance is compared to the Citigroup Non-U.S. Dollar World Government Bond Index, an index of fixed rate government bonds with maturities of one year or longer. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund’s performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the index.
8 | OPPENHEIMER INTERNATIONAL BOND FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge (unless otherwise indicated): for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 14 for further information.
9 | OPPENHEIMER INTERNATIONAL BOND FUND

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
10 | OPPENHEIMER INTERNATIONAL BOND FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge (unless otherwise indicated): for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 14 for further information.
11 | OPPENHEIMER INTERNATIONAL BOND FUND

FUND PERFORMANCE DISCUSSION
Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
12 | OPPENHEIMER INTERNATIONAL BOND FUND

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge (unless otherwise indicated): for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 14 for further information.
13 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Class A shares of the Fund were first publicly offered on 6/15/95. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%.
Class B shares of the Fund were first publicly offered on 6/15/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 6/15/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 9/27/04. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
14 | OPPENHEIMER INTERNATIONAL BOND FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
15 | OPPENHEIMER INTERNATIONAL BOND FUND

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	April 1, 2011	September 30, 2011	September 30, 2011

Class A	$1,000.00	$978.60	$4.82
Class B	1,000.00	975.70	9.16
Class C	1,000.00	976.50	8.36
Class N	1,000.00	977.90	6.97
Class Y	1,000.00	979.80	3.58

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.21	4.92
Class B	1,000.00	1,015.84	9.34
Class C	1,000.00	1,016.65	8.53
Class N	1,000.00	1,018.05	7.11
Class Y	1,000.00	1,021.46	3.66
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended September 30, 2011 are as follows:

Class	Expense Ratios

Class A	0.97%
Class B	1.84
Class C	1.68
Class N	1.40
Class Y	0.72
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
16 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS September 30, 2011

	Principal
	Amount		Value

U.S. Government Obligations—1.6%
U.S. Treasury Bills:
0.01%, 12/1/11[1,2]	$91,200,000		$91,198,176
0.062%, 12/29/11[1,2]	20,000,000		19,999,060
0.087%, 12/22/11[2]	30,000,000		29,999,040
0.09%, 11/17/11[2]	60,000,000		59,999,608
0.10%, 11/3/11[2]	2,000,000		1,999,881

Total U.S. Government Obligations (Cost $203,190,303)			203,195,765

Foreign Government Obligations—71.4%
Argentina—0.9%
Argentina (Republic of) Bonds:
2.50%, 12/31/38[3]	28,590,000		9,720,600
7%, 10/3/15	83,545,000		71,430,975
Argentina (Republic of) Sr. Unsec. Bonds, Series X, 7%, 4/17/17	26,020,000		20,340,412
Provincia de Buenos Aires Sr. Unsec. Unsub. Nts., 10.875%, 1/26/21[4]	12,010,000		10,820,349

			112,312,336

Australia—2.4%
New South Wales Treasury Corp., Series 22, 6%, 3/1/22	21,540,000	AUD	22,727,954
Queensland Treasury Corp.:
Series 20, 6.25%, 2/21/20	106,440,000	AUD	111,585,043
Series 22, 6%, 7/21/22	62,360,000	AUD	64,370,235
Series 24, 5.75%, 7/22/24	37,780,000	AUD	38,193,416
Victoria Treasury Corp., Series 1224, 5.50%, 12/17/24	63,970,000	AUD	65,018,586

			301,895,234

Austria—0.6%
Austria (Republic of) Bonds, 4.35%, 3/15/19[4]	53,290,000	EUR	80,495,237
Belgium—1.0%
Belgium (Kingdom of) Bonds, Series 52, 4%, 3/28/18	83,400,000	EUR	116,387,476
Belgium (Kingdom of) Sr. Bonds, Series 40, 5.50%, 9/28/17	8,125,000	EUR	12,215,073

			128,602,549

Brazil—4.7%
Brazil (Federal Republic of) Nota Do Tesouro Nacional Nts.:
9.762%, 1/1/17[5]	749,637,000	BRR	364,163,508
9.762%, 1/1/21[5]	279,002,000	BRR	129,837,389
12.065%, 5/15/45[5]	32,095,000	BRR	36,687,559
Series NTNB, 12.12%, 5/15/15[5]	59,470,000	BRR	68,232,752

			598,921,208

Canada—1.1%
Canada (Government of) Nts.:
3.75%, 6/1/19	66,760,000	CAD	72,220,444
4%, 6/1/17	57,860,000	CAD	62,591,390

			134,811,834
17 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Colombia—0.8%
Bogota Distrio Capital Sr. Bonds, 9.75%, 7/26/28[4]	16,413,000,000	COP	$10,715,223
Colombia (Republic of) Bonds:
4.375%, 7/12/21	15,240,000		15,582,900
7.375%, 9/18/37	17,650,000		23,147,975
Colombia (Republic of) Sr. Nts., 7.375%, 3/18/19	11,285,000		13,976,473
Colombia (Republic of) Sr. Unsec. Bonds, 6.125%, 1/18/41	29,570,000		33,650,660

			97,073,231

Denmark—0.3%
Denmark (Kingdom of) Bonds, 4%, 11/15/19	200,885,000	DKK	42,105,795
Dominican Republic—0.1%
Dominican Republic Bonds, 7.50%, 5/6/21[4]	12,570,000		12,381,450
Finland—0.2%
Finland (Republic of) Sr. Unsec. Unsub. Nts., 3.875%, 9/15/17	21,660,000	EUR	32,338,579
France—0.6%
France (Government of) Bonds:
3.75% 10/25/19	34,990,000	EUR	51,644,482
4%, 4/25/60	18,705,000	EUR	27,912,478

			79,556,960

Germany—2.8%
Germany (Federal Republic of) Bonds:
3.25%, 7/4/42	16,385,000	EUR	24,756,736
3.50%, 7/4/19[1]	22,625,000	EUR	34,489,962
Series 07, 4.25%, 7/4/39	36,390,000	EUR	63,728,499
Series 157, 2.25%, 4/10/15	93,925,000	EUR	132,080,639
Germany (Federal Republic of) Treasury Bills:
0.193%, 10/12/11[6]	18,700,000	EUR	25,051,777
0.306% 1/25/12[6]	53,570,000	EUR	71,563,221

			351,670,834

Ghana—0.1%
Ghana (Republic of) Bonds, 8.50%, 10/4/17[4]	10,185,000		10,694,250
Greece—0.0%
Hellenic Republic Sr. Unsec. Unsub. Bonds, 30 yr., 4.50%, 9/20/37	7,265,000	EUR	3,232,414
Hungary—2.4%
Hungary (Republic of) Bonds:
Series 12/B, 7.25%, 6/12/12	25,282,000,000	HUF	116,219,716
Series 19/A, 6.50%, 6/24/19	10,117,000,000	HUF	42,122,363
Series 20/A, 7.50%, 11/12/20	12,584,000,000	HUF	55,416,671
Hungary (Republic of) Sr. Unsec. Bonds, 7.625%, 3/29/41	10,835,000		10,618,300
Hungary (Republic of) Sr. Unsec. Unsub. Nts., 6.375%, 3/29/21	41,925,000		41,002,650
Hungary (Republic of) Treasury Bills, Series 3M, 5.736%, 11/2/11[6]	10,000,000,000	HUF	45,527,251

			310,906,951
18 | OPPENHEIMER INTERNATIONAL BOND FUND

	Principal
	Amount		Value

Indonesia—1.1%
Indonesia (Republic of) Nts., 6.875%, 1/17/18[4]	$33,390,000		$37,647,225
Indonesia (Republic of) Sr. Unsec. Bonds, 4.875%, 5/5/21[4]	27,140,000		27,547,100
Indonesia (Republic of) Sr. Unsec. Nts., 7.75%, 1/17/38[4]	35,555,000		44,799,300
Indonesia (Republic of) Sr. Unsec. Unsub. Bonds, 6.625% 2/17/37[4]	8,990,000		10,136,225
Indonesia (Republic of) Unsec. Nts., 8.50%, 10/12/35[4]	19,610,000		26,571,550

			146,701,400

Italy—2.3%
Italy (Republic of) Bonds:
3.10%, 9/15/26[5]	27,245,000	EUR	30,144,024
4%, 9/1/20[5]	83,005,000	EUR	100,761,871
5%, 9/1/40[5]	36,870,000	EUR	40,945,207
Italy (Republic of) Sr. Unsec. Bonds, 2.839%, 9/15/23[5]	98,915,000	EUR	116,837,131

			288,688,233

Ivory Coast—0.0%
Ivory Coast (Republic of) Sr. Unsec. Bonds, 2.50%, 12/31/32[4,7]	3,030,000		1,530,150
Japan—17.5%
Japan (Government of) Bonds, 20 yr., Series 112, 2.10%, 6/20/29	48,413,000,000	JPY	671,757,522
Japan (Government of) Sr. Unsec. Unsub. Bonds:
2 yr., Series 304, 0.20%, 5/15/13[8]	28,082,000,000	JPY	364,482,005
5 yr., Series 96, 0.50%, 3/20/16	59,720,000,000	JPY	779,900,770
10 yr., Series 307, 1.30%, 3/20/20	30,726,000,000	JPY	414,360,407

			2,230,500,704

Korea, Republic of South—3.2%
Korea (Republic of) Sr. Unsec. Monetary Stabilization Bonds:
Series 1208, 3.81%, 8/2/12	32,639,000,000	KRW	27,767,656
Series 1210, 3.28%, 10/2/12	35,050,000,000	KRW	29,668,685
Korea (Republic of) Sr. Unsec. Treasury Bonds:
Series 1406, 3.50%, 6/10/14	248,165,000,000	KRW	210,580,131
Series 1603, 4%, 3/10/16	148,498,000,000	KRW	128,051,399
Korea (Republic of) Sr. Unsec. Unsub. Nts., 5.125%, 12/7/16	11,887,000		12,920,884

			408,988,755

Malaysia—0.8%
Malaysia (Government of) Sr. Unsec. Bonds:
Series 1/06, 4.262%, 9/15/16	79,670,000	MYR	25,904,691
Series 0309, 2.711%, 2/14/12	200,330,000	MYR	62,776,802
Wakala Global Sukuk Bhd Bonds, 4.646%, 7/6/21[4]	15,175,000		15,834,126

			104,515,619

Mexico—5.0%
United Mexican States Bonds:
5.625%, 1/15/17	9,315,000		10,423,485
Series M, 6.50%, 6/10/21[3]	2,147,200,000	MXN	155,581,794
19 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Mexico Continued
United Mexican States Bonds: Continued
Series M20, 7.50%, 6/3/27[3]	1,046,930,000	MXN	$77,808,200
Series M10, 7.75%, 12/14/17	504,755,000	MXN	40,549,495
Series M10, 8%, 12/17/15	297,000,000	MXN	23,671,725
Series M20, 8.50%, 5/31/29[3]	524,150,000	MXN	41,705,422
Series MI10, 9%, 12/20/12[3]	1,518,400,000	MXN	115,265,024
Series M20, 10%, 12/5/24[3]	1,731,340,000	MXN	159,520,551
United Mexican States Nts., 6.75%, 9/27/34	4,420,000		5,458,700
United Mexican States Sr. Nts., 5.75%, 10/12/2110	8,860,000		8,771,400

			638,755,796

New Zealand—2.3%
New Zealand (Government of) Sr. Unsec. Bonds:
Series 413, 6.50%, 4/15/13	256,180,000	NZD	205,923,231
Series 415, 6%, 4/15/15	101,970,000	NZD	84,560,402

			290,483,633

Norway—0.1%
Norway (Kingdom of) Bonds, Series 471, 5%, 5/15/15	76,640,000	NOK	14,575,361
Panama—0.3%
Panama (Republic of) Bonds:
7.25%, 3/15/15	9,010,000		10,347,985
8.875%, 9/30/27	6,640,000		9,528,400
9.375%, 4/1/29	6,770,000		10,205,775
Panama (Republic of) Unsec. Bonds, 7.125%, 1/29/26	7,870,000		9,888,655

			39,970,815

Peru—1.1%
Peru (Republic of) Bonds, 7.35%, 7/21/25	30,020,000		37,525,000
Peru (Republic of) Sr. Unsec. Nts., 7.84%, 8/12/20[4]	212,250,000	PEN	86,820,849
Peru (Republic of) Sr. Unsec. Unsub. Bonds, 5.625%, 11/18/50	13,630,000		13,698,150

			138,043,999

Philippines—0.1%
Philippines (Republic of the) Sr. Unsec. Unsub. Bonds, 6.375%, 10/23/34	7,515,000		8,642,250
Poland—2.5%
Poland (Republic of) Bonds:
5.25%, 10/25/20	143,750,000	PLZ	41,626,891
Series 0415, 5.50%, 4/25/15	78,195,000	PLZ	24,012,758
Series 0416, 5%, 4/25/16	520,525,000	PLZ	156,201,189
Series 1015, 6.25%, 10/24/15	161,235,000	PLZ	50,605,295
Series 1017, 5.25%, 10/25/17	42,280,000	PLZ	12,585,568
Poland (Republic of) Sr. Unsec. Nts.:
5.125%, 4/21/21	23,580,000		23,580,000
6.375%, 7/15/19	15,070,000		16,614,675

			325,226,376
20 | OPPENHEIMER INTERNATIONAL BOND FUND

	Principal
	Amount		Value

Qatar—0.1%
Qatar (State of) Sr. Nts., 5.25%, 1/20/20[4]	$11,640,000		$12,862,200
Qatar (State of) Sr. Unsec. Nts., 6.40%, 1/20/40[4]	5,400,000		6,601,500

			19,463,700

Russia—0.1%
Russian Federation Bonds, 5%, 4/29/20[4]	9,040,000		8,904,400
Singapore—0.1%
Singapore (Republic of) Sr. Unsec. Bonds, 2.375%, 4/1/17	24,145,000	SGD	20,079,579
South Africa—3.9%
South Africa (Republic of) Bonds:
5.50%, 3/9/20	13,080,000		14,371,650
Series R209, 6.25%, 3/31/36	608,540,000	ZAR	55,273,173
Series R208, 6.75%, 3/31/21	715,300,000	ZAR	79,421,997
Series R213, 7%, 2/28/31	779,580,000	ZAR	78,822,108
Series R207, 7.25%, 1/15/20	1,108,960,000	ZAR	129,078,989
Series R186, 10.50%, 12/21/26	939,885,000	ZAR	134,672,035

			491,639,952

Spain—1.5%
Spain (Kingdom of) Sr. Unsec. Bonds, 4.65%, 7/30/25	57,315,000	EUR	69,895,873
Spain (Kingdom of) Sr. Unsub. Bonds, 4.70%, 7/30/41	40,900,000	EUR	45,231,594
Spain (Kingdom of) Treasury Bills, 1.71%, 12/16/11[6]	53,875,000	EUR	72,001,991

			187,129,458

Sri Lanka—0.2%
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec. Nts.:
6.25%, 10/4/20[4]	9,970,000		9,720,750
6.25% 7/27/21[4]	12,515,000		12,054,874

			21,775,624

Sweden—0.3%
Sweden (Kingdom of) Bonds, Series 1051, 3.75%, 8/12/17	208,710,000	SEK	34,080,322
The Netherlands—2.7%
Netherlands (Kingdom of the) Bonds:
2.50%, 1/15/17	45,540,000	EUR	63,709,265
3.25%, 7/15/21	68,275,000	EUR	99,156,584
4%, 7/15/18	28,025,000	EUR	42,586,653
4%, 7/15/19	89,800,000	EUR	137,469,157

			342,921,659

Turkey—1.6%
Turkey (Republic of) Bonds:
6.875%, 3/17/36	17,955,000		19,211,850
7%, 3/11/19	9,650,000		10,856,250
8.68%, 2/20/13[6]	166,045,000	TRY	79,951,507
10.50%, 1/15/20[3]	10,760,000	TRY	6,203,907
11%, 8/6/14	63,670,000	TRY	36,538,988
21 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Turkey Continued
Turkey (Republic of) Bonds: Continued
14.689%, 8/14/13,[3,5]	21,120,000	TRY	$16,245,579
Turkey (Republic of) Nts., 7.50%, 7/14/17	12,420,000		14,189,850
Turkey (Republic of) Unsec. Nts., 6%, 1/14/41	18,230,000		17,455,225

			200,653,156

Ukraine—0.6%
City of Kyiv Via Kyiv Finance plc Sr. Unsec. Bonds, 9.375%, 7/11/16[9]	7,295,000		6,346,650
Financing of Infrastructural Projects State Enterprise Gtd. Nts., 8.375%, 11/3/17[4]	15,050,000		13,996,500
Ukraine (Republic of) Bonds, 7.75%, 9/23/20[4]	14,640,000		13,249,200
Ukraine (Republic of) Sr. Unsec. Nts.:
6.25%, 6/17/16[4]	18,260,000		16,274,225
6.75%, 11/14/17[4]	14,490,000		13,127,940
7.95%, 2/23/21[4]	10,420,000		9,482,200

			72,476,715

United Kingdom—4.5%
United Kingdom Treasury Bonds:
3.25%, 12/7/11	77,515,000	GBP	121,466,719
4.25%, 3/7/36	100,290,000	GBP	177,285,608
4.75%, 3/7/20	32,320,000	GBP	60,528,067
4.75%, 12/7/38	111,625,000	GBP	212,886,475

			572,166,869

Uruguay—0.5%
Uruguay (Oriental Republic of) Bonds, 7.625%, 3/21/36	20,090,000		24,911,600
Uruguay (Oriental Republic of) Sr. Nts., 6.875%, 9/28/25	13,000,000		15,340,000
Uruguay (Oriental Republic of) Unsec. Bonds, 8%, 11/18/22	23,255,000		29,068,750

			69,320,350

Venezuela—1.0%
Venezuela (Republic of) Bonds:
9%, 5/7/23	52,010,000		32,506,250
11.95%, 8/5/31	23,290,000		17,118,150
Venezuela (Republic of) Nts., 8.25%, 10/13/24	8,895,000		5,292,525
Venezuela (Republic of) Sr. Unsec. Unsub. Nts.:
7.75%, 10/13/19	19,205,000		12,291,200
12.75%, 8/23/22	2,950,000		2,352,625
Venezuela (Republic of) Unsec. Bonds:
7%, 3/31/38	32,485,000		17,298,263
7.65%, 4/21/25	36,370,000		20,730,900
Venezuela (Republic of) Unsec. Nts., 13.625%, 8/15/18[4]	21,165,000		19,260,150

			126,850,063

Total Foreign Government Obligations (Cost $9,237,217,881)			9,101,083,800
22 | OPPENHEIMER INTERNATIONAL BOND FUND

	Principal
	Amount		Value

Corporate Bonds and Notes—15.9%
Consumer Discretionary—0.1%
Hotels, Restaurants & Leisure—0.1%
Grupo Posadas SAB de CV, 9.25% Sr. Unsec. Nts., 1/15/15[4]	$9,895,000		$8,954,975
Consumer Staples—0.3%
Beverages—0.1%
AmBev International Finance Co. Ltd., 9.50% Sr. Unsec. Unsub. Nts., 7/24/17[3]	11,985,000	BRR	6,514,702
Food & Staples Retailing—0.1%
Cencosud SA, 5.50% Sr. Unsec. Nts., 1/20/21[4]	15,075,000		15,194,680
Food Products—0.1%
MHP SA, 10.25% Sr. Unsec. Nts., 4/29/15[4]	15,005,000		13,354,450
Energy—3.4%
Oil, Gas & Consumable Fuels—3.4%
Afren plc, 11.50% Sr. Sec. Nts., 2/1/16[4]	12,325,000		11,708,750
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[4]	11,200,000		10,416,000
Empresa Nacional del Petroleo, 5.25% Unsec. Nts., 8/10/20[4]	5,965,000		6,204,358
Gaz Capital SA:
7.288% Sr. Sec. Nts., 8/16/37[4]	36,720,000		35,939,700
8.146% Sr. Sec. Nts., 4/11/18[4]	18,820,000		20,843,150
8.625% Sr. Sec. Nts., 4/28/34[4]	11,855,000		13,751,800
9.25% Sr. Unsec. Unsub. Nts., 4/23/19[4]	25,645,000		30,004,650
KazMunayGaz National Co., 6.375% Sr. Unsec. Bonds, 4/9/21[4]	10,940,000		10,639,150
KMG Finance Sub BV:
7% Sr. Unsec. Bonds, 5/5/20[4]	8,400,000		8,431,500
9.125% Sr. Unsec. Unsub. Nts., 7/2/18[4]	30,360,000		34,458,600
Lukoil International Finance BV:
6.125% Sr. Unsec. Nts., 11/9/20[4]	27,090,000		25,464,600
6.656% Sr. Unsec. Unsub. Bonds, 6/7/22[4]	5,525,000		5,234,938
7.25% Sr. Unsec. Unsub. Nts., 11/5/19[4]	4,390,000		4,477,800
Nak Naftogaz Ukraine, 9.50% Unsec. Nts., 9/30/14	34,615,000		33,230,400
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35% Sr. Sec. Nts., 6/30/21[4]	9,020,000		9,020,000
Pemex Project Funding Master Trust:
6.625% Sr. Unsec. Unsub. Nts., 6/15/38	5,855,000		6,352,675
6.625% Unsec. Unsub. Bonds, 6/15/35	29,590,000		32,031,175
Pertamina PT (Persero):
5.25% Nts., 5/23/21[4]	16,255,000		15,767,350
6.50% Sr. Unsec. Nts., 5/27/41[4]	7,240,000		6,950,400
Petrobras International Finance Co.:
5.75% Sr. Unsec. Unsub. Nts., 1/20/20	14,160,000		14,839,680
7.875% Sr. Unsec. Nts., 3/15/19	15,275,000		17,871,750
Petroleos de Venezuela SA, 8.50% Sr. Nts., 11/2/17[4]	23,970,000		15,999,975
Petroleos Mexicanos:
5.50% Sr. Unsec. Unsub. Nts., 1/21/21	11,900,000		12,614,000
6% Sr. Unsec. Unsub. Nts., 3/5/20	14,380,000		15,875,520
23 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Oil, Gas & Consumable Fuels Continued
Petroleum Co. of Trinidad & Tobago Ltd., 9.75% Sr. Unsec. Nts., 8/14/19[4]	$17,320,000		$20,654,100
PT Adaro Indonesia, 7.625% Nts., 10/22/19[4]	14,950,000		14,800,500
Tengizchevroil LLP, 6.124% Nts., 11/15/14[4]	6,435,846		6,524,339

			440,106,860

Financials—7.1%
Capital Markets—0.0%
Credit Suisse First Boston International, 6.80% Export-Import Bank of Ukraine Nts., 10/4/12	6,035,000		5,959,563
Commercial Banks—4.4%
Akbank TAS, 5.125% Sr. Unsec. Nts., 7/22/15[4]	14,880,000		14,508,000
Alfa Bank/Alfa Bond Issuance plc, 7.875% Nts., 9/25/17[4]	11,700,000		10,647,000
Banco BMG SA:
9.15% Nts., 1/15/16[4]	10,630,000		10,417,400
9.95% Unsec. Unsub. Nts., 11/5/19[4]	8,380,000		8,170,500
Banco Cruzeiro do Sul SA, 8.25% Sr. Unsec. Nts., 1/20/16[4]	6,025,000		5,362,250
Banco de Credito del Peru:
5.375% Sr. Nts., 9/16/20[4]	7,160,000		6,837,800
6.95% Sub. Nts., 11/7/21[3,4]	5,410,000		5,639,925
9.75% Jr. Sub. Nts., 11/6/69[4]	5,300,000		5,989,000
Banco Do Brasil SA:
5.875% Unsec. Sub. Nts., 1/26/22[4]	6,065,000		5,837,563
8.50% Jr. Sub. Perpetual Bonds[4,10]	7,905,000		8,873,363
Banco PanAmericano SA, 8.50% Sr. Unsec. Sub. Nts., 4/23/20[4]	8,650,000		9,082,500
Banco Votorantim SA, 5.25% Sr. Unsec. Unsub. Nts., 2/11/16[4]	6,015,000		5,999,963
Bancolombia SA, 4.25% Sr. Unsec. Nts., 1/12/16[4]	12,150,000		12,028,500
Bank of Scotland plc:
4.375% Sr. Sec. Nts., 7/13/16	96,578,000	EUR	136,222,194
4.50% Sr. Sec. Nts., 7/13/21	66,157,000	EUR	92,217,581
BOM Capital plc, 6.699% Sr. Unsec. Nts., 3/11/15[4]	26,205,000		25,156,800
Halyk Savings Bank of Kazakhstan JSC:
7.25% Unsec. Unsub. Nts., 5/3/17[4]	3,275,000		3,085,116
9.25% Sr. Nts., 10/16/13[4]	60,130,000		62,535,200
ICICI Bank Ltd.:
5.50% Sr. Unsec. Nts., 3/25/15[4]	21,660,000		21,600,153
6.375% Bonds, 4/30/22[3,4]	22,793,000		19,032,155
Lloyds TSB Bank plc, 4.875% Sec. Nts., 1/13/23	8,180,000	EUR	11,708,564
PrivatBank JSC/UK SPV Credit Finance plc,
8% Sr. Sec. Nts., 2/6/12[4]	8,980,000		8,727,438
Turkiye Is Bankasi (Isbank), 5.10% Sr. Unsec. Nts., 2/1/16[4]	9,045,000		8,751,038
VEB Finance Ltd., 6.902% Sr. Unsec. Unsub. Nts., 7/9/20[4]	25,215,000		24,836,775
24 | OPPENHEIMER INTERNATIONAL BOND FUND

	Principal
	Amount		Value

Commercial Banks Continued
VTB Capital SA:
6.315% Nts., 2/22/18[4]	$15,040,000		$14,088,645
6.465% Sr. Sec. Unsub. Nts., 3/4/15[4]	8,300,000		8,362,250
6.551% Sr. Unsec. Nts., 10/13/20[4]	8,755,000		8,098,375

			553,816,048

Consumer Finance—0.0%
JSC Astana Finance, 9.16% Nts., 3/14/12[7]	14,000,000		1,680,000
Diversified Financial Services—0.5%
Autopistas del Nordeste Cayman Ltd., 9.39% Nts., 1/15/26[4]	18,487,974		16,824,056
BA Covered Bond Issuer, 4.25% Sec. Nts., 4/5/17	20,982,000	EUR	29,027,888
Banco Invex SA, 29.582% Mtg.-Backed Certificates, Series 062U, 3/13/34[3,5]	27,603,725	MXN	2,666,586
JPMorgan Hipotecaria su Casita:
7.809% Sec. Nts., 8/26/35[3,9]	34,101,099	MXN	2,704,785
27.977% Mtg.-Backed Certificates, Series 06U, 9/25/35[3]	11,041,999	MXN	1,543,315
Korea Development Bank (The), 4% Sr. Unsec. Unsub. Nts., 9/9/16	10,500,000		10,444,434
Tiers-BSP, 0%/8.60% Collateralized Trust, Cl. A, 6/15/97[4,11]	5,310,000		3,556,319

			66,767,383

Real Estate Management & Development—0.1%
Country Garden Holdings Co., 11.125% Sr. Unsec. Nts., 2/23/18[4]	12,055,000		9,282,350
Thrifts & Mortgage Finance—2.1%
Banco Hipotecario SA, 9.75% Sr. Unsec. Nts., 4/27/16[4]	5,360,000		4,984,800
WM Covered Bond Program:
4% Sec. Mtg. Nts., Series 2, 9/27/16	152,385,000	EUR	213,961,884
4.375% Sec. Nts., 5/19/14	35,655,000	EUR	49,904,150

			268,850,834

Industrials—0.2%
Construction & Engineering—0.2%
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24[4]	15,044,584		17,376,494
Odebrecht Finance Ltd., 7% Sr. Unsec. Nts., 4/21/20[4]	5,290,000		5,567,725

			22,944,219

Road & Rail—0.0%
Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts., 10/6/20[4]	5,795,000		5,751,538
Materials—1.4%
Chemicals—0.2%
Braskem America Finance Co., 7.125% Sr. Unsec. Nts., 7/22/41[4]	4,260,000		3,929,850
Braskem Finance Ltd., 5.75% Sr. Unsec. Nts., 4/15/21[4]	18,065,000		16,666,769

			20,596,619
25 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Construction Materials—0.3%
CEMEX Espana SA, 9.25% Sr. Sec. Nts., 5/12/20[4]	$8,115,000		$5,355,900
CEMEX Finance LLC, 9.50% Sr. Sec. Bonds, 12/14/16[4]	8,940,000		6,570,900
CEMEX SAB de CV, 9% Sr. Sec. Nts., 1/11/18[4]	13,150,000		9,040,625
Rearden G Holdings Eins GmbH, 7.875% Sr. Unsec. Nts., 3/30/20[4]	7,170,000		7,026,600
West China Cement Ltd., 7.50% Sr. Nts., 1/25/16[4]	7,840,000		5,409,600

			33,403,625

Metals & Mining—0.9%
Alrosa Finance SA, 7.75% Nts., 11/3/20[4]	12,010,000		11,439,525
Consolidated Minerals Ltd., 8.875% Sr. Sec. Nts., 5/1/16[4]	9,050,000		7,760,375
CSN Islands XI Corp., 6.875% Sr. Unsec. Nts., 9/21/19[4]	5,700,000		6,056,250
Ferrexpo Finance plc, 7.875% Sr. Unsec. Bonds, 4/7/16[4]	15,670,000		13,711,250
JSC Severstal, 6.70% Nts., 10/25/17[4]	14,820,000		12,634,050
Metinvest BV, 8.75% Sr. Unsec. Unsub. Nts., 2/14/18[4]	12,030,000		10,155,726
Vedanta Resources plc:
8.25% Sr. Unsec. Nts., 6/7/21[4]	18,100,000		14,118,000
9.50% Sr. Unsec. Nts., 7/18/18[4]	51,960,000		45,724,800

			121,599,976

Telecommunication Services—1.1%
Diversified Telecommunication Services—0.5%
Axtel SAB de CV, 9% Sr. Unsec. Nts., 9/22/19[4]	17,935,000		15,244,750
Brasil Telecom SA, 9.75% Sr. Unsec. Nts., 9/15/16[4]	30,440,000	BRR	14,732,296
Telemar Norte Leste SA, 5.50% Sr. Unsec. Nts., 10/23/20[4]	30,216,000		29,007,360

			58,984,406

Wireless Telecommunication Services—0.6%
America Movil SAB de CV:
6.125% Sr. Unsec. Unsub. Nts., 3/30/40	4,600,000		4,830,000
8.46% Sr. Unsec. Unsub. Bonds, 12/18/36	140,800,000	MXN	9,607,290
MTS International Funding Ltd., 8.625% Sr. Unsec. Nts., 6/22/20[4]	15,235,000		15,235,000
Vimpel Communications/VIP Finance Ireland Ltd. OJSC, 7.748% Nts., 2/2/21[4]	9,040,000		7,604,448
VimpelCom Holdings BV, 7.504% Sr. Unsec. Unsub. Nts., 3/1/22[4]	15,210,000		12,282,075
VIP Finance Ireland Ltd., 9.125% Bonds, 4/30/18[4]	32,440,000		31,629,000

			81,187,813

Utilities—2.3%
Electric Utilities—1.7%
Centrais Eletricas Brasileiras SA, 6.875% Sr. Unsec. Unsub. Nts., 7/30/19[4]	15,405,000		17,407,650
Empresa Distribuidora y Comercializadora Norte SA, 9.75% Nts., 10/25/22[4]	6,005,000		5,104,250
26 | OPPENHEIMER INTERNATIONAL BOND FUND

	Principal
	Amount		Value

Electric Utilities Continued
Empresas Publicas de Medellin ESP, 7.625% Sr. Unsec. Nts., 7/29/19[4]	$10,125,000		$11,669,063
Eskom Holdings Ltd.:
5.75% Sr. Unsec. Bonds, 1/26/21[4]	21,105,000		21,527,100
7.85% Sr. Unsec. Unsub. Nts., Series ES26, 4/2/26	294,000,000	ZAR	33,248,161
10% Nts., Series ES23, 1/25/23	368,000,000	ZAR	49,809,412
Israel Electric Corp. Ltd., 7.25% Nts., 1/15/19[4]	31,120,000		33,189,542
Majapahit Holding BV:
7.75% Nts., 10/17/16[4]	15,500,000		17,263,125
8% Sr. Unsec. Nts., 8/7/19[4]	11,150,000		12,599,500
National Power Corp., 5.875% Unsec. Unsub. Bonds, 12/19/16	665,100,000	PHP	16,762,680

			218,580,483

Energy Traders—0.4%
Colbun SA, 6% Sr. Unsec. Nts., 1/21/20[4]	12,290,000		12,625,419
Comision Federal de Electricidad, 4.875% Sr. Nts., 5/26/21[4]	12,050,000		12,230,750
Power Sector Assets & Liabilities Management Corp.:
7.25% Sr. Gtd. Unsec. Nts., 5/27/19[4]	7,500,000		8,587,500
7.39% Sr. Gtd. Unsec. Nts., 12/2/24[4]	8,120,000		9,338,000
PT Cikarang Listindo/Listindo Capital BV, 9.25% Sr. Nts., 1/29/15[4]	8,410,000		8,260,008

			51,041,677

Gas Utilities—0.1%
TGI International Ltd., 9.50% Nts., 10/3/17[4]	10,420,000		11,253,600
Water Utilities—0.1%
Cia de Saneamento Basico do Estado de Sao Paulo, 6.25% Sr. Unsec. Nts., 12/16/20[4]	10,885,000		10,939,425

Total Corporate Bonds and Notes (Cost $2,092,303,846)			2,026,765,226

Shares

Common Stocks—0.0%
MHP SA, GDR[4,12] (Cost $15,289)	169,861	2,080,513

	Principal
	Amount

Structured Securities—8.2%
Barclays Bank plc:
Indonesia (Republic of) Total Return Linked Bonds, 10.50%, 8/19/30	134,050,000,000	IDR	19,077,342
Indonesia (Republic of) Total Return Linked Bonds, Series 22, 11%, 9/17/25	100,660,000,000	IDR	14,539,315
Indonesia (Republic of) Total Return Linked Nts., Series 50, 10.50%, 8/19/30	67,450,000,000	IDR	9,599,155
Indonesia (Republic of) Total Return Linked Nts., Series 51, 10.50%, 8/19/30	69,180,000,000	IDR	9,845,360
27 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Structured Securities Continued
Barclays Bank plc: Continued
Indonesia (Republic of) Total Return Linked Nts., Series 51, 11%, 9/17/25	69,180,000,000	IDR	$9,992,349
Russian Federation Total Return Linked Bonds, 7.15%, 1/25/13[3]	550,300,000	RUR	17,090,593
Russian Federation Total Return Linked Bonds, 6.70%, 2/8/13[3]	563,400,000	RUR	17,436,197
Russian Federation Total Return Linked Bonds, Series 3, 6.85%, 8/3/12[3]	565,000,000	RUR	17,775,241
Citigroup Funding, Inc.:
ALROSA Russia Corporate Bond Credit Linked Unsec. Nts., 8.25%, 6/25/15[3,9]	182,270,000	RUR	5,816,405
Indonesia (Republic of) Credit Linked Nts., Series 8, 8.25%, 7/19/21[4]	194,290,000,000	IDR	23,438,923
Indonesia (Republic of) Total Return Linked Nts., 11%, 9/17/25	68,100,000,000	IDR	9,836,353
Instituto Costarricense De Eletricidad Total Return Linked Nts., 2.253%, 10/25/11[3]	14,720,000		14,791,431
Russian Federation Credit Linked Bonds, 6.70%, 2/8/13[3,9]	377,910,000	RUR	11,832,941
Ukraine (Republic of) Credit Linked Nts., 5.50%, 9/1/15[3,9]	150,988,000	UAH	15,429,362
Citigroup Global Markets Holdings, Inc.:
Adira Dinamika Multi Finance Credit Linked Nts., 6.75%, 1/5/12[9]	334,600,000,000	IDR	36,562,252
Colombia (Republic of) Credit Linked Bonds, 11.25%, 10/25/18[9]	11,920,000,000	COP	7,572,768
Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/24	86,317,000,000	COP	53,338,489
Colombia (Republic of) Total Return Linked Bonds, Series 2, 11%, 7/27/20	26,964,000,000	COP	17,086,086
Dominican Republic Unsec. Credit Linked Nts., 15%, 3/12/12[9]	289,700,000	DOP	7,645,177
Credit Suisse First Boston International:
Moitk Total Return Linked Nts., 21%, 3/30/11[7]	220,242,600	RUR	20,520
Russian Oreniz Total Return Linked Nts., 9.24%, 2/24/12[3]	45,458,000	RUR	1,376,630
Credit Suisse First Boston, Inc. (Nassau Branch):
Russian Oreniz Total Return Linked Nts., Series 009, 9.24%, 2/24/12[3]	52,500,000	RUR	1,589,886
Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/20/10[7]	64,600,000	RUR	201
Credit Suisse Group AG, Russian Moscoblgaz Finance Total Return Linked Nts., 9.25%, 6/27/12	25,800,000	RUR	777,229
Credit Suisse International:
OAO Gazprom Total Return Linked Nts., 13.12%, 6/28/12[3]	106,500,000	RUR	3,439,858
OAO Gazprom Total Return Linked Nts., 13.12%, 6/28/12[3]	155,430,000	RUR	5,020,255
OAO Gazprom Total Return Linked Nts., 13.12%, 6/28/12[3]	144,200,000	RUR	4,657,536
Deutsche Bank AG:
Coriolanus Ltd. Sec. Credit Linked Bonds, Series 128, 3.006%, 5/6/25[6,9]	4,625,232		3,230,341
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.061%, 5/6/25[6,9]	5,893,257		4,115,951
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.10%, 5/6/25[6,9]	5,087,884		3,553,465
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.134%, 5/6/25[6,9]	4,547,927		3,176,350
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.187%, 5/6/25[6,9]	5,662,538		3,954,813
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.239%, 5/6/25[6,9]	6,462,927		4,513,819
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.266%, 5/6/25[6,9]	5,163,123		3,606,013
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.343%, 5/6/25[6,9]	4,853,116		3,389,499
Indonesia (Republic of) Credit Linked Nts., Series 4, 8.25%, 7/19/21	130,430,000,000	IDR	15,734,925
28 | OPPENHEIMER INTERNATIONAL BOND FUND

	Principal
	Amount		Value

Structured Securities Continued
Deutsche Bank AG: Continued
JSC Gazprom Total Return Linked Nts., 13.12%, 6/28/12[3]	133,110,000	RUR	$4,336,544
JSC Gazprom Total Return Linked Nts., Series 4, 13.12%, 6/28/12[3]	160,790,000	RUR	5,238,321
JSC VTB Bank Credit Linked Nts., 12%, 6/19/12[3,9]	201,100,000	UAH	24,462,111
Opic Reforma I Credit Linked Nts., Cl. 2A, 8.25%, 5/22/15[3,9]	1,273,571	MXN	89,483
Opic Reforma I Credit Linked Nts., Cl. 2B, 8.25%, 5/22/15[3,9]	2,228,143	MXN	156,553
Opic Reforma I Credit Linked Nts., Cl. 2C, 8.25%, 5/22/15[3,9]	33,594,990	MXN	2,360,434
Opic Reforma I Credit Linked Nts., Cl. 2D, 8.25%, 5/22/15[3,9]	2,448,357	MXN	172,025
Opic Reforma I Credit Linked Nts., Cl. 2E, 8.25%, 5/22/15[3,9]	1,778,777	MXN	124,980
Opic Reforma I Credit Linked Nts., Cl. 2F, 8.25%, 5/22/15[3,9]	1,136,016	MXN	79,818
Opic Reforma I Credit Linked Nts., Cl. 2G, 8.25%, 5/22/15[3,9]	209,208	MXN	14,699
Ukraine (Republic of) 6.5 yr. Total Return Linked Nts., 4.05%, 2/29/12	2,505,000		2,248,638
Ukraine (Republic of) 7 yr. Total Return Linked Nts., 4.05%, 8/30/12	2,505,000		1,989,671
Eirles Two Ltd. Sec. Nts., Series 335, 2.085%, 4/30/12[3,9]	11,200,000		10,653,440
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., 10.476%, 2/8/37[6,9]	376,977,600,000	COP	6,660,589
Hallertau SPC Credit Linked Nts.:
Series 2007-01, 2.445%, 12/20/17[3,9]	42,470,000		32,765,605
Series 2008-01, 9.888%, 8/2/10[6,7,9]	63,164,246	BRR	3,359,354
Series 2008-2A, 7.937%, 9/17/13[3,9]	15,837,500		16,122,575
HSBC Bank USA NA:
Indonesia (Republic of) Credit Linked Nts., Series 2, 8.25%, 7/15/21[4]	134,910,000,000	IDR	16,275,388
Indonesia (Republic of) Credit Linked Nts., Series 2, 9.50%, 7/15/31[4]	132,561,000,000	IDR	17,337,838
JPMorgan Chase & Co.:
Colombia (Republic of) Credit Linked Bonds, 10.19%, 1/5/16[6,9]	68,635,000,000	COP	26,788,987
Colombia (Republic of) Credit Linked Bonds, 10.218%, 10/31/16[6,9]	90,697,000,000	COP	32,735,508
Colombia (Republic of) Credit Linked Nts., 11%, 7/28/20[9]	12,645,000,000	COP	8,014,833
Colombia (Republic of) Credit Linked Nts., Series 2, 11%, 7/28/20[9]	45,193,500,000	COP	28,645,186
Indonesia (Republic of) Credit Linked Bonds, 8.25%, 7/19/21[4]	61,910,000,000	IDR	7,468,751
Indonesia (Republic of) Credit Linked Bonds, Series 04, 11%, 9/17/25[4]	69,180,000,000	IDR	9,992,349
Indonesia (Republic of) Credit Linked Bonds, Series 10, 8.25%, 7/19/21[4]	77,600,000,000	IDR	9,361,575
Indonesia (Republic of) Credit Linked Bonds, Series 11, 8.25%, 7/19/21[4,8]	80,075,000,000	IDR	9,660,156
Indonesia (Republic of) Credit Linked Bonds, Series 6, 8.25%, 7/19/21[4]	145,110,000,000	IDR	17,505,904
Indonesia (Republic of) Credit Linked Bonds, Series 7, 8.25%, 7/19/21[4,8]	32,000,000,000	IDR	3,860,443
Indonesia (Republic of) Credit Linked Bonds, Series 9, 8.25%, 7/19/21[4,8]	57,560,000,000	IDR	6,943,972
Indonesia (Republic of) Credit Linked Nts., Series 04, 10.50%, 8/19/30[4]	66,900,000,000	IDR	9,520,882
Indonesia (Republic of) Credit Linked Nts., Series 52, 10.50%, 8/19/30[4]	67,450,000,000	IDR	9,599,155
Indonesia (Republic of) Credit Linked Nts., Series 55, 11%, 9/17/25[4]	67,450,000,000	IDR	9,742,468
Indonesia (Republic of) Total Return Linked Nts., 10.50%, 8/19/30[4]	19,010,000,000	IDR	2,705,410
29 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Structured Securities Continued
JPMorgan Chase & Co.: Continued
Indonesia (Republic of) Total Return Linked Nts., Series 53, 11%, 9/17/25[4]	68,100,000,000	IDR	$9,836,353
JPMorgan Chase Bank NA:
Indonesia (Republic of) Credit Linked Nts., Series 2, 10.50%, 8/19/30[4,8]	39,740,000,000	IDR	5,655,603
Indonesia (Republic of) Credit Linked Nts., Series 2, 11%, 9/17/25[4]	46,070,000,000	IDR	6,654,344
Indonesia (Republic of) Credit Linked Nts., Series 3, 11%, 9/17/25[4]	92,130,000,000	IDR	13,307,243
Russian Federation Credit Linked Bonds, 6.70%, 2/8/13[3,9]	377,810,000	RUR	11,733,594
Russian Federation Credit Linked Bonds, 6.851%, 8/3/12[3,9]	565,000,000	RUR	17,503,261
Russian Federation Credit Linked Bonds, Series 2, 7.15%, 1/25/13[3,9]	464,490,000	RUR	14,353,475
Russian Federation Credit Linked Bonds, Series 2, 6.851%, 8/3/12[3,9]	900,000,000	RUR	27,881,301
LB Peru Trust II Certificates, Series 1998-A, 4.534%, 2/28/16[6,7]	1,426,420		142,642
Merrill Lynch, Colombia (Republic of) Credit Linked Nts., 10%, 11/17/16[9]	13,289,000,000	COP	6,512,299
Morgan Stanley:
Peru (Republic of) Credit Linked Nts., 6.25%, 3/23/17[4]	26,120,000	PEN	7,589,887
Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	313,879,378	RUR	4,599,561
Morgan Stanley Capital Services, Inc.:
Brazil (Federal Republic of) Credit Linked Nts., 12.551%, 1/5/22[4,6]	173,500,000	BRR	16,214,833
United Mexican States Credit Linked Nts., 5.64%, 11/20/15[9]	11,760,000		9,996,000
VimpelCom Total Return Linked Nts., 9.25%, 7/26/13[3]	692,500,000	RUR	21,291,810
Standard Bank Group Ltd.:
Ghana (Republic of) Credit Linked Bonds, 10.038%, 1/25/12[6,9]	17,255,000	GHS	10,428,326
Ghana (Republic of) Credit Linked Bonds, 10.268%, 12/7/11[6,9]	20,740,000	GHS	12,713,031
UBS AG:
Ghana (Republic of) Credit Linked Nts., 14.47%, 12/28/11[9]	7,369,232	GHS	4,584,228
Indonesia (Republic of) Total Return Linked Nts., 8.25%, 7/19/21	300,190,000,000	IDR	36,214,577
Indonesia (Republic of) Total Return Linked Nts., Series 1, 9.50%, 7/17/31	273,675,000,000	IDR	35,794,334
Indonesia (Republic of) Total Return Linked Nts., Series 3, 8.25%, 7/19/21	78,630,000,000	IDR	9,485,833
Indonesia (Republic of) Total Return Linked Nts., Series 5, 8.25%, 7/19/21	103,265,000,000	IDR	12,457,771
Indonesia (Republic of) Total Return Linked Nts., Series 999, 9.50%, 7/17/31	214,719,000,000	IDR	28,083,397

Total Structured Securities (Cost $1,144,277,457)			1,040,890,378

	Expiration	Strike
	Date	Price	Contracts

Options Purchased—0.3%
Australian Dollar (AUD) Call[12]	11/10/11	$1.050	45,510,000	97,315
Australian Dollar (AUD) Call[12]	1/13/12	1.040	90,940,000	727,972
Australian Dollar (AUD) Call[12]	1/13/12	1.040	90,945,000	805,363
Australian Dollar (AUD) Call[12]	1/13/12	1.040	140,100,000	1,113,047
30 | OPPENHEIMER INTERNATIONAL BOND FUND

	Expiration	Strike
	Date	Price		Contracts	Value

Options Purchased Continued
Australian Dollar (AUD) Call[12]	1/17/12	$1.040		45,475,000	$426,252
Brazilian Real (BRR) Put[12]	11/22/11	1.700		57,620,000	3,439,135
Brazilian Real (BRR) Put[12]	11/22/11	1.700		172,870,000	9,892,980
Brazilian Real (BRR) Put[12]	11/28/11	1.700		57,720,000	3,345,805
Canadian Dollar (CAD) Futures, 12/20/11 Put[12]	10/10/11	95.500		21	17,010
Euro (EUR) Call[12]	1/13/12	1.390		45,475,000	1,163,050
Euro (EUR) Call[12]	1/18/12	1.400		45,465,000	1,032,921
Euro (EUR) Put[12]	11/2/11	1.350		38,610,000	1,135,332
Euro (EUR) Put[12]	11/2/11	1.350		69,750,000	2,006,851
Euro-Bundesobligation Futures, 12/8/11 Call[12]	10/3/11	138.500	EUR	271	3,631
Euro-Bundesobligation Futures, 12/8/11 Call[12]	10/3/11	137.500	EUR	407	5,453
Euro-Bundesobligation Futures, 12/8/11 Call[12]	10/3/11	140.500	EUR	136	1,822
Japanese Yen (JPY) Futures, 12/19/11 Put[12]	10/10/11	127.000		123	29,213
Japanese Yen (JPY) Futures, 12/19/11 Put[12]	10/10/11	129.000		78	51,675
Japanese Yen (JPY) Put[12]	11/17/11	78.900		4,183,200,000	390,376
Mexican Nuevo Peso (MXN) Call[12]	11/18/11	12.000		1,017,100,000	65,939
Mexican Nuevo Peso (MXN) Call[12]	11/18/11	12.000		1,017,100,000	45,414
Mexican Nuevo Peso (MXN) Call[12]	1/18/12	12.950		655,180,000	940,865
Mexican Nuevo Peso (MXN) Call[12]	1/18/12	12.950		655,180,000	731,594
New Zealand Dollar (NZD) Call[12]	1/13/12	0.840		136,405,000	823,563
New Zealand Dollar (NZD) Call[12]	1/17/12	0.840		133,655,000	763,079
New Zealand Dollar (NZD) Call[12]	1/17/12	0.840		136,420,000	786,325
South Korean Won (KRW) Call[12]	1/19/12	120.000		58,008,000,000	748,883
U.S. Treasury Nts. Futures, 10 yr., 12/20/11 Put[12]	10/3/11	130.000		1,356	21,188
U.S. Treasury Nts. Futures, 10 yr., 12/20/11 Put[12]	10/24/11	120.000		2,203	34,422
U.S. Treasury Nts. Futures, 10 yr., 12/20/11 Put[12]	10/24/11	122.000		2,203	34,422
U.S. Treasury Nts. Futures, 10 yr., 12/20/11 Put[12]	10/24/11	127.000		217	23,734
U.S. Treasury Nts. Futures, 10 yr., 12/20/11 Put[12]	11/28/11	127.500		11,359	5,856,984
U.S. Treasury Nts. Futures, 10 yr., 12/20/11 Put[12]	11/28/11	123.500		1,358	148,531
31 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued

	Expiration	Strike
	Date	Price	Contracts	Value

Options Purchased Continued
U.S. Treasury Nts. Futures, 10 yr., 12/20/11 Put[12]	11/28/11	$125.500	1,358	$318,281
U.S. Treasury Nts. Futures, 10 yr., 12/20/11 Put[12]	11/28/11	129.000	909	852,188

Total Options Purchased (Cost $50,999,565)				37,880,615

	Shares

Investment Company—1.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.16%[13,14] (Cost $236,989,845)	236,989,845	236,989,845
Total Investments, at Value (Cost $12,964,994,186)	99.3%	12,648,886,142
Other Assets Net of Liabilities	0.7	90,832,737

Net Assets	100.0%	$12,739,718,879

Footnotes to Statement of Investments
Principal amount and strike price are reported in U.S. Dollars, except for those denoted in the following currencies:

AUD	Australian Dollar
BRR	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
DKK	Danish Krone
DOP	Dominican Republic Peso
EUR	Euro
GBP	British Pound Sterling
GHS	Ghana Cedi
HUF	Hungarian Forint
IDR	Indonesia Rupiah
JPY	Japanese Yen
KRW	South Korean Won

MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippines Peso
PLZ	Polish Zloty
RUR	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	New Turkish Lira
UAH	Ukraine Hryvnia
ZAR	South African Rand

1.	All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $47,301,715. See Note 5 of the accompanying Notes.

2.	All or a portion of the security position is held in collateral accounts to cover the Fund’s obligations under certain derivative contracts. The aggregate market value of such securities is $130,535,226. See Note 5 of the accompanying Notes.

3.	Represents the current interest rate for a variable or increasing rate security.

4.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,941,415,800 or 15.24% of the Fund’s net assets as of September 30, 2011.

5.	Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

6.	Zero coupon bond reflects effective yield on the date of purchase.

7.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

8.	When-issued security or delayed delivery to be delivered and settled after September 30, 2011. See Note 1 of the accompanying Notes.
32 | OPPENHEIMER INTERNATIONAL BOND FUND

9.	Restricted security. The aggregate value of restricted securities as of September 30, 2011 was $432,362,286, which represents 3.39% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)

Citigroup Funding, Inc., ALROSA Russia Corporate Bond Credit Linked Unsec. Nts., 8.25%, 6/25/15	3/1/11	$6,446,479	$5,816,405	$(630,074)
Citigroup Funding, Inc., Russian Federation Credit Linked Bonds, 6.70%, 2/8/13	3/2/11	13,408,489	11,832,941	(1,575,548)
Citigroup Funding, Inc., Ukraine (Republic of) Credit Linked Nts., 5.50%, 9/1/15	9/7/10	16,025,508	15,429,362	(596,146)
Citigroup Global Markets Holdings, Inc., Adira Dinamika Multi Finance Credit Linked Nts., 6.75%, 1/5/12	6/17/11	38,861,789	36,562,252	(2,299,537)
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Bonds, 11.25%, 10/25/18	12/9/08	5,038,939	7,572,768	2,533,829
Citigroup Global Markets Holdings, Inc., Dominican Republic Unsec. Credit Linked Nts., 15%, 3/12/12	3/7/07	8,695,818	7,645,177	(1,050,641)
City of Kyiv Via Kyiv Finance plc Sr. Unsec. Bonds, 9.375%, 7/11/16	6/30/11	7,295,000	6,346,650	(948,350)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, Series 128, 3.006%, 5/6/25	10/8/10	3,102,934	3,230,341	127,407
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.343%, 5/6/25	4/16/09	3,156,790	3,389,499	232,709
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.266%, 5/6/25	8/18/09	3,380,368	3,606,013	225,645
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.239%, 5/6/25	9/25/09	4,240,988	4,513,819	272,831
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.187%, 5/6/25	12/17/09	3,732,838	3,954,813	221,975
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.134%, 5/6/25	3/30/10	3,012,594	3,176,350	163,756
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.10%, 5/6/25	5/18/10	3,382,109	3,553,465	171,356
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.061%, 5/6/25	7/16/10	3,931,653	4,115,951	184,298
Deutsche Bank AG, JSC VTB Bank Credit Linked Nts., 12%, 6/19/12	6/30/11	25,473,227	24,462,111	(1,011,116)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2A, 8.25%, 5/22/15	5/21/08	122,792	89,483	(33,309)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2B, 8.25%, 5/22/15	6/12/08	214,813	156,553	(58,260)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2C, 8.25%, 5/22/15	6/18/08	3,259,229	2,360,434	(898,795)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2D, 8.25%, 5/22/15	7/8/08	237,353	172,025	(65,328)
33 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)

Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2E, 8.25%, 5/22/15	7/15/08	$172,730	$124,980	$(47,750)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2F, 8.25%, 5/22/15	8/8/08	111,830	79,818	(32,012)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2G, 8.25%, 5/22/15	8/22/08	20,634	14,699	(5,935)
Eirles Two Ltd. Sec. Nts., Series 335, 2.085%, 4/30/12	9/17/07-2/24/09	11,078,547	10,653,440	(425,107)
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., 10.476%, 2/8/37	1/18/07	36,141,215	6,660,589	(29,480,626)
Hallertau SPC Credit Linked Nts., Series 2007-01,2.445%, 12/20/17	12/13/07	42,470,000	32,765,605	(9,704,395)
Hallertau SPC Credit Linked Nts., Series 2008-2A, 9.888%, 8/2/10	4/18/08-10/1/08	31,666,704	3,359,354	(28,307,350)
Hallertau SPC Credit Linked Nts., Series 2008-01, 7.937%, 9/17/13	10/23/08-2/26/09	15,940,687	16,122,575	181,888
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Bonds, 10.19%, 1/5/16	12/6/05	11,167,708	26,788,987	15,621,279
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Bonds, 10.218%, 10/31/16	10/16/06	14,183,697	32,735,508	18,551,811
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Nts., 11%, 7/28/20	8/24/10	8,711,885	8,014,833	(697,052)
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Nts., Series 2, 11%, 7/28/20	10/6/10	31,545,289	28,645,186	(2,900,103)
JPMorgan Chase Bank NA, Russian Federation Credit Linked Bonds, 6.851%, 8/3/12	6/6/11	20,576,111	17,503,261	(3,072,850)
JPMorgan Chase Bank NA, Russian Federation Credit Linked Bonds, 6.70%, 2/8/13	3/1/11	13,238,509	11,733,594	(1,504,915)
JPMorgan Chase Bank NA, Russian Federation Credit Linked Bonds, Series 2, 2.715%, 1/25/13	2/28/11	16,297,676	14,353,475	(1,944,201)
JPMorgan Chase Bank NA, Russian Federation Credit Linked Bonds, Series 2, 6.851%, 8/3/12	6/2/11	32,739,355	27,881,301	(4,858,054)
JPMorgan Hipotecaria su Casita, 7.809% Sec. Nts., 8/26/35	3/21/07	3,092,229	2,704,785	(387,444)
Merrill Lynch, Colombia (Republic of) Credit Linked Nts., 10%, 11/17/16	10/20/06	5,679,060	6,512,299	833,239
34 | OPPENHEIMER INTERNATIONAL BOND FUND

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)

Morgan Stanley Capital Services, Inc., United Mexican States Credit Linked Nts., 5.64%, 11/20/15	11/3/05	$11,760,000	$9,996,000	$(1,764,000)
Standard Bank Group Ltd., Ghana (Republic of) Credit Linked Bonds, 10.038%, 1/25/12	9/16/11	10,697,165	10,428,326	(268,839)
Standard Bank Group Ltd., Ghana (Republic of) Credit Linked Bonds, 10.268%, 12/7/11	9/5/11	13,319,662	12,713,031	(606,631)
UBS AG, Ghana (Republic of) Credit Linked Nts., 14.47%, 12/28/11	12/22/06	8,040,378	4,584,228	(3,456,150)

		$491,670,781	$432,362,286	$(59,308,495)

10.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

11.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

12.	Non-income producing security.

13.	Rate shown is the 7-day yield as of September 30, 2011.

14.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	September 30, 2010	Additions	Reductions	September 30, 2011

Oppenheimer Institutional Money Market Fund, Cl. E	30,173,589	3,697,187,263	3,490,371,007	236,989,845

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$236,989,845	$530,839
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
35 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 30, 2011 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
U.S. Government Obligations	$—	$203,195,765	$—	$203,195,765
Foreign Government Obligations	—	9,101,083,800	—	9,101,083,800
Corporate Bonds and Notes	—	2,026,765,226	—	2,026,765,226
Common Stocks	—	2,080,513	—	2,080,513
Structured Securities	—	1,024,604,440	16,285,938	1,040,890,378
Options Purchased	7,398,554	30,482,061	—	37,880,615
Investment Company	236,989,845	—	—	236,989,845

Total Investments, at Value	244,388,399	12,388,211,805	16,285,938	12,648,886,142
Other Financial Instruments:
Appreciated swaps, at value	—	75,020,402	—	75,020,402
Futures margins	1,972,978	—	—	1,972,978
Foreign currency exchange contracts	—	302,952,286	—	302,952,286

Total Assets	$246,361,377	$12,766,184,493	$16,285,938	$13,028,831,808

Liabilities Table
Other Financial Instruments:
Appreciated swaps, at value	$—	$(9,553,477)	$—	$(9,553,477)
Depreciated swaps, at value	—	(49,840,170)	—	(49,840,170)
Appreciated options written, at value	(571,879)	(3,360,541)	—	(3,932,420)
Depreciated options written, at value	(427,751)	(46,636,503)	—	(47,064,254)
Futures margins	(2,022,798)	—	—	(2,022,798)
Foreign currency exchange contracts	—	(211,772,766)	—	(211,772,766)
Depreciated swaptions written, at value	—	(24,133,449)	—	(24,133,449)

Total Liabilities	$(3,022,428)	$(345,296,906)	$—	$(348,319,334)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

Japan	$2,230,971,968	17.6%
Brazil	864,619,486	6.8
United Kingdom	812,315,208	6.4
Mexico	799,156,846	6.3
United States	740,369,282	5.9
Indonesia	658,432,003	5.2
South Africa	596,224,625	4.7
Russia	530,822,340	4.2
Korea, Republic of South	420,182,072	3.3
Germany	351,681,740	2.8
The Netherlands	342,921,659	2.7
Poland	325,226,376	2.6
Colombia	319,379,139	2.5
36 | OPPENHEIMER INTERNATIONAL BOND FUND

Geographic Holdings	Value	Percent

Hungary	$310,906,951	2.5%
Australia	305,065,183	2.4
New Zealand	292,856,600	2.3
Italy	288,688,233	2.3
Turkey	223,912,194	1.8
Peru	211,159,998	1.7
Ukraine	203,825,837	1.6
Spain	187,129,458	1.5
Venezuela	142,850,038	1.1
Canada	134,828,844	1.1
Kazakhstan	133,105,443	1.1
Belgium	128,602,549	1.0
Argentina	122,401,386	1.0
Malaysia	104,515,619	0.8
India	100,475,108	0.8
Austria	80,495,237	0.6
Philippines	79,652,354	0.6
France	79,556,960	0.6
Uruguay	69,320,350	0.5
Denmark	42,105,795	0.3
Panama	39,970,815	0.3
Ghana	38,419,835	0.3
Dominican Republic	36,850,683	0.3
Sweden	34,080,322	0.3
Chile	34,024,457	0.3
Israel	33,189,542	0.3
Finland	32,338,579	0.3
Sri Lanka	21,775,624	0.2
Trinidad & Tobago	20,654,100	0.2
Singapore	20,079,579	0.2
Qatar	19,463,700	0.2
Supranational	18,413,815	0.1
Costa Rica	14,791,431	0.1
China	14,691,950	0.1
Norway	14,575,361	0.1
Nigeria	11,708,750	0.1
European Union	5,338,154	—
Greece	3,232,414	—
Ivory Coast	1,530,150	—

Total	$12,648,886,142	100.0%

Foreign Currency Exchange Contracts as of September 30, 2011 are as follows:

		Contract
Counterparty/		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)		Dates	Value	Appreciation	Depreciation

Banc of America:
Brazilian Real (BRR)	Sell	48,000	BRR	10/4/11	$25,502,294	$2,091,843	$—
British Pound Sterling (GBP)	Buy	2,610	GBP	10/3/11	4,069,922	—	27,778
British Pound Sterling (GBP)	Sell	2,610	GBP	10/3/11	4,069,922	—	64,877
Canadian Dollar (CAD)	Sell	16,150	CAD	11/22/11	15,392,368	753,090	—
Chilean Peso (CLP)	Buy	8,163,000	CLP	10/5/11	15,697,212	—	1,891,669
Chinese Renminbi (Yuan) (CNY)	Buy	649,560	CNY	8/15/12-8/16/12	102,489,995	—	1,150,725
Chinese Renminbi (Yuan) (CNY)	Sell	410,400	CNY	11/30/11	64,309,824	—	24,110
37 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Foreign Currency Exchange Contracts: Continued

		Contract
Counterparty/		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)		Dates	Value	Appreciation	Depreciation

Banc of America: Continued
Euro (EUR)	Buy	9,630	EUR	10/3/11	$12,901,463	$—	$233,857
Euro (EUR)	Sell	256,790	EUR	10/3/11-12/9/11	343,953,337	6,622,401	—
Hungarian Forint (HUF)	Sell	13,785,000	HUF	10/11/11	62,960,327	4,614,281	—
Indonesia Rupiah (IDR)	Sell	186,399,000	IDR	10/17/11	21,172,317	—	552,958
Japanese Yen (JPY)	Buy	686,000	JPY	10/3/11	8,894,449	—	90,489
Japanese Yen (JPY)	Sell	686,000	JPY	10/3/11	8,894,449	28,548	—
Malaysian Ringgit (MYR)	Buy	350,360	MYR	10/11/11	109,693,102	—	6,690,103
Malaysian Ringgit (MYR)	Sell	96,140	MYR	10/19/11	30,089,868	963,104	—
Mexican Nuevo Peso (MXN)	Buy	37,400	MXN	11/22/11	2,682,517	—	331,182
Mexican Nuevo Peso (MXN)	Sell	2,247,130	MXN	12/15/11	160,859,462	18,247,778	—
New Zealand Dollar (NZD)	Sell	136,450	NZD	10/26/11	103,826,112	8,237,544	—
Peruvian New Sol (PEN)	Sell	41,010	PEN	10/17/11	14,751,772	220,846	—
Philippines Peso (PHP)	Buy	1,547,750	PHP	10/17/11-10/24/11	35,359,989	—	86,693
Philippines Peso (PHP)	Sell	1,812,000	PHP	11/29/11	41,310,915	296,433	—
Polish Zloty (PLZ)	Sell	57,020	PLZ	10/11/11	17,194,737	—	82,919
Singapore Dollar (SGD)	Buy	160,190	SGD	10/11/11	122,481,186	—	8,585,742
Singapore Dollar (SGD)	Sell	160,190	SGD	8/15/12-8/16/12	122,960,838	10,130,194	—
South African Rand (ZAR)	Sell	309,580	ZAR	11/15/11	38,079,192	3,313,489	—
South Korean Won (KRW)	Sell	279,474,000	KRW	10/26/11-1/25/12	236,476,703	2,248,545	1,774,179

						57,768,096	21,587,281
Banc of America EM
Peruvian New Sol (PEN)	Sell	114,140	PEN	10/26/11	41,006,500	—	369,206
Barclay’s Capital:
Australian Dollar (AUD)	Sell	100,755	AUD	10/26/11-11/22/11	97,122,374	6,320,157	—
British Pound Sterling (GBP)	Buy	2,280	GBP	10/4/11	3,555,297	6,477	—
British Pound Sterling (GBP)	Sell	2,280	GBP	10/4/11	3,555,297	—	32,697
Euro (EUR)	Buy	8,440	EUR	10/4/11	11,307,115	—	78,445
Euro (EUR)	Sell	34,240	EUR	10/4/11-11/22/11	45,862,214	1,092,848	3,528
Hungarian Forint (HUF)	Buy	6,503,000	HUF	10/11/11	29,701,197	—	5,045,187
Hungarian Forint (HUF)	Sell	26,178,000	HUF	11/2/11-6/12/12	117,737,556	16,466,493	—
Japanese Yen (JPY)	Buy	12,912,000	JPY	11/1/11	167,481,100	—	869,683
Japanese Yen (JPY)	Sell	1,569,000	JPY	10/11/11	20,345,414	6,866	—
New Turkish Lira (TRY)	Buy	87,695	TRY	10/19/11	47,045,520	23,440	1,377,693
New Turkish Lira (TRY)	Sell	27,725	TRY	10/4/11	14,909,235	—	26,525
New Zealand Dollar (NZD)	Sell	267,775	NZD	10/26/11	203,752,561	16,639,966	—
Polish Zloty (PLZ)	Sell	203,980	PLZ	10/11/11	61,511,441	5,551,057	—
Russian Ruble (RUR)	Buy	791,055	RUR	10/7/11-10/24/11	24,500,250	—	3,425,512
Russian Ruble (RUR)	Sell	449,430	RUR	12/15/11	13,757,456	847,467	—
South African Rand (ZAR)	Sell	1,320,670	ZAR	10/11/11	163,288,137	24,399,674	—
South Korean Won (KRW)	Buy	12,913,000	KRW	11/8/11	10,933,127	—	1,169,016
Swedish Krona (SEK)	Buy	140,400	SEK	11/22/11	20,406,023	—	1,386,759

						71,354,445	13,415,045
Citigroup:
Australian Dollar (AUD)	Sell	165,185	AUD	10/26/11	159,277,818	9,342,508	—
Canadian Dollar (CAD)	Sell	13,300	CAD	10/11/11	12,688,501	717,636	—
38 | OPPENHEIMER INTERNATIONAL BOND FUND

Foreign Currency Exchange Contracts: Continued

		Contract
Counterparty/		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)		Dates	Value	Appreciation	Depreciation

Citigroup: Continued
Chilean Peso (CLP)	Buy	7,596,000	CLP	11/22/11	$14,509,811	$—	$1,459,915
Chilean Peso (CLP)	Sell	4,199,000	CLP	11/22/11	8,020,892	934,109	—
Colombian Peso (COP)	Buy	192,000	COP	10/7/11	99,440	—	7,378
Euro (EUR)	Sell	24,849	EUR	10/3/11-11/10/11	33,284,210	2,157,844	—
Hungarian Forint (HUF)	Sell	9,830,000	HUF	6/12/12	43,859,582	6,552,550	—
Mexican Nuevo Peso (MXN)	Buy	614,900	MXN	12/15/11	44,017,250	—	252,888
Philippines Peso (PHP)	Sell	1,049,750	PHP	10/24/11-11/29/11	23,935,682	221,217	—
Russian Ruble (RUR)	Sell	416,940	RUR	10/24/11	12,895,399	2,070,143	—

						21,996,007	1,720,181
Citigroup EM:
Brazilian Real (BRR)	Sell	164,060	BRR	1/4/12	85,533,285	3,994,683	—
Chilean Peso (CLP)	Buy	17,480,000	CLP	11/22/11-12/5/11	33,348,954	—	1,239,930
Chilean Peso (CLP)	Sell	36,932,000	CLP	10/5/11-11/22/11	70,788,217	3,393,692	26
Colombian Peso (COP)	Buy	57,883,000	COP	10/7/11-11/22/11	29,933,678	—	2,109,364
Colombian Peso (COP)	Sell	8,840,000	COP	10/14/11	4,576,441	356,594	—
Egyptian Pounds (EGP)	Buy	179,840	EGP	10/11/11	30,061,707	103,925	—
Indonesia Rupiah (IDR)	Buy	474,644,000	IDR	10/11/11	53,943,291	—	1,492,822
Mexican Nuevo Peso (MXN)	Sell	702,400	MXN	10/18/11	50,554,492	3,514,958	—

						11,363,852	4,842,142
Credit Suisse:
Australian Dollar (AUD)	Sell	90,965	AUD	10/26/11	87,712,000	5,929,190	—
Chilean Peso (CLP)	Buy	23,132,000	CLP	10/5/11-11/22/11	44,384,999	—	5,314,923
Chilean Peso (CLP)	Sell	4,840,000	CLP	10/24/11	9,281,411	—	9,381
Colombian Peso (COP)	Sell	29,164,000	COP	11/22/11	15,059,648	1,097,693	—
Euro (EUR)	Sell	2,238	EUR	10/4/11-10/5/11	2,998,000	15,929	—
Japanese Yen (JPY)	Buy	669,000	JPY	10/4/11	8,674,154	—	105,374
Japanese Yen (JPY)	Sell	5,551,054	JPY	10/4/11-10/5/11	71,975,018	282,580	—
Malaysian Ringgit (MYR)	Buy	276,310	MYR	10/31/11	86,436,104	—	5,633,470
Mexican Nuevo Peso (MXN)	Sell	587,670	MXN	10/18/11	42,296,922	5,041,790	—
New Turkish Lira (TRY)	Buy	27,725	TRY	10/4/11	14,909,235	—	640,183
New Zealand Dollar (NZD)	Buy	166,560	NZD	10/26/11	126,737,099	—	17,367,282
Russian Ruble (RUR)	Sell	3,873,600	RUR	11/7/11	119,493,425	12,609,909	—
South African Rand (ZAR)	Sell	787,960	ZAR	10/11/11	97,423,671	10,692,485	—
Swedish Krona (SEK)	Buy	96,300	SEK	11/22/11	13,996,439	6,279	1,204,654
Swiss Franc (CHF)	Sell	31,070	CHF	11/22/11	34,314,988	419,040	23,961

						36,094,895	30,299,228
Credit Suisse EM
Chilean Peso (CLP)	Sell	8,621,000	CLP	10/5/11	16,577,933	1,363,794	—
Deutsche Bank Capital Corp.:
Australian Dollar (AUD)	Buy	94,900	AUD	10/26/11	91,506,280	—	8,143,370
Australian Dollar (AUD)	Sell	3,195	AUD	10/11/11	3,087,120	250,633	—
British Pound Sterling (GBP)	Sell	8,295	GBP	10/11/11	12,933,790	299,090	—
Chinese Renminbi (Yuan) (CNY)	Buy	305,460	CNY	1/6/12	47,898,716	486,814	—
Danish Krone (DKK)	Sell	22,397	DKK	10/4/11	4,032,245	72,387	—
Euro (EUR)	Sell	56,280	EUR	10/11/11	75,394,624	3,592,724	—
39 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Foreign Currency Exchange Contracts: Continued

		Contract
Counterparty/		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)		Dates	Value	Appreciation	Depreciation

Deutsche Bank Capital Corp.: Continued
Japanese Yen (JPY)	Buy	6,960,000	JPY	10/26/11	$90,270,128	$—	$300,624
Japanese Yen (JPY)	Sell	6,960,000	JPY	10/26/11	90,270,128	—	5,711,238
New Zealand Dollar (NZD)	Sell	136,450	NZD	10/26/11	103,826,112	7,978,289	—
Norwegian Krone (NOK)	Sell	376,500	NOK	11/28/11	63,947,927	1,451,286	—
Philippines Peso (PHP)	Buy	1,399,000	PHP	10/17/11	31,962,314	43,537	—
Swiss Franc (CHF)	Sell	265,760	CHF	10/11/11-10/26/11	293,348,871	15,536,798	—

						29,711,558	14,155,232
Deutsche Bank EM:
Chinese Renminbi (Yuan) (CNY)	Buy	198,485	CNY	9/28/12	31,351,256	211,469	—
Chinese Renminbi (Yuan) (CNY)	Sell	305,460	CNY	1/6/12	47,898,716	—	172,312
Russian Ruble (RUR)	Sell	286,890	RUR	12/15/11	8,781,961	132,409	2,758
Singapore Dollar (SGD)	Sell	82,420	SGD	10/31/11	63,020,503	1,073,188	—

						1,417,066	175,070
Goldman Sachs EM:
Brazilian Real (BRR)	Sell	171,500	BRR	11/3/11-1/4/12	89,460,615	4,321,516	—
Chinese Renminbi (Yuan) (CNY)	Buy	186,140	CNY	9/28/12	29,401,329	166,210	—
Hungarian Forint (HUF)	Sell	6,532,000	HUF	10/11/11	29,833,649	4,743,663	—
Malaysian Ringgit (MYR)	Buy	350,355	MYR	10/12/11	109,686,845	—	6,787,557
Mexican Nuevo Peso (MXN)	Sell	16,625	MXN	10/18/11	1,196,567	60,570	—
New Turkish Lira (TRY)	Sell	31,780	TRY	10/19/11	17,048,938	629,865	—
Polish Zloty (PLZ)	Sell	109,820	PLZ	10/11/11	33,116,906	1,144,563	—
South African Rand (ZAR)	Buy	291,900	ZAR	10/14/11	36,074,203	—	1,212,919
South African Rand (ZAR)	Sell	757,350	ZAR	11/15/11	93,156,133	8,895,683	—

						19,962,070	8,000,476
Goldman, Sachs & Co.:
British Pound Sterling (GBP)	Sell	114,465	GBP	10/26/11	178,449,125	6,320,817	400,973
Canadian Dollar (CAD)	Buy	37,770	CAD	11/10/11	36,007,462	—	2,640,227
Canadian Dollar (CAD)	Sell	9,376	CAD	10/3/11	8,946,403	163,007	—
Hungarian Forint (HUF)	Buy	1,151,000	HUF	10/11/11	5,256,970	—	754,104
Japanese Yen (JPY)	Buy	2,152,000	JPY	11/22/11	27,922,404	—	262,998
Norwegian Krone (NOK)	Buy	376,500	NOK	11/28/11	63,947,927	—	572,846
Norwegian Krone (NOK)	Sell	133,600	NOK	11/22/11	22,698,618	713,283	—

						7,197,107	4,631,148
HSBC EM:
Brazilian Real (BRR)	Buy	138,120	BRR	11/3/11-1/4/12	72,702,617	—	3,787,672
Chinese Renminbi (Yuan) (CNY)	Buy	208,830	CNY	9/28/12	32,985,277	191,622	—

						191,622	3,787,672
JP Morgan Chase:
Philippines Peso (PHP)	Sell	749,000	PHP	1/23/12	17,031,672	—	28,267
Swiss Franc (CHF)	Buy	262,985	CHF	10/26/11	290,286,664	—	50,186,659

						—	50,214,926
40 | OPPENHEIMER INTERNATIONAL BOND FUND

Foreign Currency Exchange Contracts: Continued

		Contract
Counterparty/		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)		Dates	Value	Appreciation	Depreciation

JP Morgan EM:
Chilean Peso (CLP)	Buy	17,616,000	CLP	11/14/11	$33,685,298	$—	$2,911,773
Chinese Renminbi (Yuan) (CNY)	Buy	423,430	CNY	9/28/12	66,881,942	430,279	—
Colombian Peso (COP)	Sell	176,395,000	COP	10/7/11-10/14/11	91,325,494	7,398,239	—
Egyptian Pounds (EGP)	Sell	113,275	EGP	10/11/11	18,934,830	—	165,154
Indonesia Rupiah (IDR)	Buy	429,610,351	IDR	10/3/11-12/19/11	48,481,287	319,995	—
Indonesia Rupiah (IDR)	Sell	625,652,777	IDR	10/3/11-10/17/11	71,065,406	—	2,084,849
Malaysian Ringgit (MYR)	Sell	316,450	MYR	12/20/11	98,859,586	3,221,059	—
Russian Ruble (RUR)	Buy	41,900	RUR	10/7/11	1,299,716	—	157,093
Russian Ruble (RUR)	Sell	2,931,400	RUR	10/11/11	90,867,854	12,093,669	—
South Korean Won (KRW)	Sell	216,047,000	KRW	10/26/11-1/25/12	182,677,616	10,093,142	1,560,313

						33,556,383	6,879,182
Nomura Securities:
Australian Dollar (AUD)	Buy	64,840	AUD	11/30/11	62,269,618	—	1,390,943
Chinese Renminbi (Yuan) (CNY)	Buy	207,920	CNY	2/19/13	32,791,973	—	119,780
Mexican Nuevo Peso (MXN)	Sell	37,400	MXN	11/22/11	2,682,517	15,783	140
South Korean Won (KRW)	Buy	70,060,000	KRW	1/25/12	59,190,822	—	6,393,077
Swiss Franc (CHF)	Sell	640	CHF	11/22/11	706,842	77,664	—

						93,447	7,903,940
RBS Greenwich Capital:
Australian Dollar (AUD)	Buy	20	AUD	10/14/11	19,317	—	464
Euro (EUR)	Sell	90,940	EUR	10/26/11	121,812,480	2,596,168	—
Swiss Franc (CHF)	Buy	24,005	CHF	11/10/11	26,505,320	—	1,009,624

						2,596,168	1,010,088
Standard Chartered Bank EM:
Chinese Renminbi (Yuan) (CNY)	Buy	208,830	CNY	9/28/12	32,985,277	191,622	—
Malaysian Ringgit (MYR)	Sell	104,430	MYR	10/19/11	32,684,470	1,057,049	—

						1,248,671	—
Standard NY EM
Egyptian Pounds (EGP)	Buy	113,230	EGP	11/10/11	18,784,150	14,154	—
State Street:
New Turkish Lira (TRY)	Buy	118,550	TRY	11/29/11	63,197,343	—	477,253
Polish Zloty (PLZ)	Sell	57,140	PLZ	10/11/11	17,230,923	—	119,040
South African Rand (ZAR)	Buy	214,400	ZAR	10/14/11	26,496,434	—	823,324
South African Rand (ZAR)	Sell	353,300	ZAR	10/11/11-11/22/11	43,627,596	204,581	691,469
Swedish Krona (SEK)	Buy	2,174,310	SEK	10/26/11	316,450,062	—	35,163,125

						204,581	37,274,211
UBS Inv Bank EM:
Brazilian Real (BRR)	Buy	48,000	BRR	10/4/11	25,502,294	—	1,194,036
Brazilian Real (BRR)	Sell	127,150	BRR	11/3/11	67,052,698	3,242,526	—
Hong Kong Dollar (HKD)	Sell	500,330	HKD	11/30/11	64,295,169	—	72,901
Indonesia Rupiah (IDR)	Sell	200,663,000	IDR	10/20/11	22,786,287	—	152,235
New Taiwan Dollar (TWD)	Sell	1,950,000	TWD	10/31/11	64,026,936	223,476	—
41 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Foreign Currency Exchange Contracts: Continued

		Contract
Counterparty/		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)		Dates	Value	Appreciation	Depreciation

UBS Inv Bank EM: Continued
Philippines Peso (PHP)	Sell	2,870,000	PHP	10/17/11	$65,569,578	$286,319	$—

						3,752,321	1,419,172
UBS Investment Bank
Japanese Yen (JPY)	Buy	13,294,000	JPY	11/1/11	172,436,009	—	965,499
Westpac:
Australian Dollar (AUD)	Sell	6,330	AUD	11/22/11	6,084,542	171,244	—
New Zealand Dollar (NZD)	Buy	29,460	NZD	10/26/11	22,416,396	—	3,123,067
New Zealand Dollar (NZD)	Sell	45,360	NZD	10/26/11	34,514,858	2,894,805	—

						3,066,049	3,123,067

Total unrealized appreciation and depreciation						$302,952,286	$211,772,766

Futures Contracts as of September 30, 2011 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

Euro-BOBL	Sell	617	12/8/11	$100,955,520	$564,147
Euro-Bundesobligation	Sell	937	12/8/11	171,341,662	(998,092)
FTSE 100 Index	Sell	872	12/16/11	69,220,703	1,772,351
NIKKEI 225 Index	Sell	708	12/8/11	79,859,977	(79,570)
U.S. Treasury Long Bonds, 20 yr.	Buy	1,127	12/20/11	160,738,375	(1,168,152)
U.S. Treasury Nts., 5 yr.	Sell	12,365	12/30/11	1,514,519,297	(319,754)
U.S. Treasury Nts., 10 yr.	Sell	181	12/20/11	23,546,969	(90,705)

					$(319,775)

Written Options as of September 30, 2011 are as follows:

							Unrealized
		Number of	Exercise	Expiration	Premiums		Appreciation/
Description	Type	Contracts	Price	Date	Received	Value	(Depreciation)

Australian Dollar (AUD)	Call	140,100,000	$1.100	1/13/12	$887,735	$(304,652)	$583,083
Australian Dollar (AUD)	Call	90,945,000	1.100	1/13/12	727,560	(205,646)	521,914
Australian Dollar (AUD)	Call	90,940,000	1.100	1/13/12	774,263	(354,129)	420,134
Australian Dollar (AUD)	Call	45,475,000	1.100	1/17/12	300,135	(112,113)	188,022
Australian Dollar (AUD)	Call	45,510,000	1.100	11/10/11	220,268	(14,819)	205,449
Australian Dollar (AUD)	Put	140,100,000	0.920	1/13/12	2,391,143	(3,883,681)	(1,492,538)
Australian Dollar (AUD)	Put	90,945,000	0.959	1/13/12	1,909,845	(3,541,117)	(1,631,272)
Australian Dollar (AUD)	Put	90,940,000	0.949	1/13/12	1,818,001	(3,158,822)	(1,340,821)
Australian Dollar (AUD)	Put	45,475,000	0.923	1/17/12	811,274	(1,217,335)	(406,061)
Australian Dollar (AUD)	Put	45,510,000	0.980	11/10/11	1,114,995	(1,410,963)	(295,968)
Brazilian Real (BRR)	Put	188,120,000	1.850	11/22/11	795,697	(4,582,895)	(3,787,198)
Brazilian Real (BRR)	Put	62,810,000	1.850	11/28/11	314,050	(1,601,083)	(1,287,033)
Brazilian Real (BRR)	Put	62,710,000	1.850	11/22/11	81,354	(1,785,951)	(1,704,597)
British Pound Sterling (GBP)	Call	2,495,000	1.561	10/4/11	24,926	(17,280)	7,646
British Pound Sterling (GBP)	Call	2,445,000	1.555	10/3/11	26,443	(23,619)	2,824
42 | OPPENHEIMER INTERNATIONAL BOND FUND

Written Options: Continued

								Unrealized
		Number of	Exercise		Expiration	Premiums		Appreciation/
Description	Type	Contracts	Price		Date	Received	Value	(Depreciation)

British Pound Sterling (GBP)	Call	2,395,000	$1.563		10/5/11	$23,239	$(17,674)	$5,565
British Pound Sterling (GBP)	Put	2,495,000	1.561		10/4/11	24,926	(11,312)	13,614
British Pound Sterling (GBP)	Put	2,445,000	1.555		10/3/11	26,443	(3,592)	22,851
British Pound Sterling (GBP)	Put	2,395,000	1.563		10/5/11	23,239	(15,240)	7,999
Canadian Dollar (CAD) Futures	Put	80	92.500		10/10/11	20,215	(10,400)	9,815
Euro (EUR)	Call	9,420,000	1.362		10/6/11	116,510	(36,846)	79,664
Euro (EUR)	Call	45,475,000	1.450		1/13/12	751,042	(448,898)	302,144
Euro (EUR)	Call	45,465,000	1.460		1/18/12	799,866	(398,071)	401,795
Euro (EUR)	Call	10,250,000	1.357		10/4/11	127,548	(22,153)	105,395
Euro (EUR)	Call	9,440,000	1.350		10/3/11	123,189	(25,705)	97,484
Euro (EUR)	Call	9,280,000	1.364		10/5/11	111,137	(19,060)	92,077
Euro (EUR)	Call	10,050,000	1.350		10/7/11	121,565	(98,599)	22,966
Euro (EUR)	Put	9,420,000	1.362		10/6/11	116,510	(214,939)	(98,429)
Euro (EUR)	Put	45,475,000	1.275		1/13/12	906,817	(1,085,750)	(178,933)
Euro (EUR)	Put	45,465,000	1.290		1/18/12	847,490	(1,283,187)	(435,697)
Euro (EUR)	Put	104,630,000	1.250		11/2/11	431,795	(457,770)	(25,975)
Euro (EUR)	Put	57,920,000	1.250		11/2/11	234,815	(284,657)	(49,842)
Euro (EUR)	Put	10,250,000	1.357		10/4/11	127,548	(171,032)	(43,484)
Euro (EUR)	Put	9,440,000	1.350		10/3/11	123,189	(85,330)	37,859
Euro (EUR)	Put	9,280,000	1.364		10/5/11	111,137	(215,763)	(104,626)
Euro (EUR)	Put	10,050,000	1.350		10/7/11	119,817	(155,957)	(36,140)
Euro-Bundesobligation Futures	Call	814	138.000	EUR	10/3/11	21,041	(10,906)	10,135
Euro-Bundesobligation Futures	Call	682	140.000	EUR	10/3/11	26,963	(9,137)	17,826
Euro-Bundesobligation Futures	Call	534	142.000	EUR	10/3/11	43,204	(7,154)	36,050
Euro FX Futures	Put	299	1.285		11/7/11	372,043	(384,963)	(12,920)
British Pound Sterling (GBP)	Call	2,670,000	1.558		10/7/11	25,771	(33,201)	(7,430)
British Pound Sterling (GBP)	Call	2,505,000	1.565		10/6/11	23,044	(18,215)	4,829
British Pound Sterling (GBP)	Put	2,670,000	1.558		10/7/11	25,015	(22,020)	2,995
British Pound Sterling (GBP)	Put	2,505,000	1.565		10/6/11	23,523	(26,510)	(2,987)
Japanese Yen (JPY)	Call	4,183,200,000	73.000		11/17/11	544,289	(186,152)	358,137
Japanese Yen (JPY)	Call	681,000,000	76.400		10/3/11	58,340	(5,128)	53,212
Japanese Yen (JPY)	Put	681,000,000	76.400		10/3/11	58,340	(72,275)	(13,935)
Japanese Yen (JPY) Futures	Put	655	123.500		10/10/11	63,065	(40,938)	22,127
Japanese Yen (JPY) Futures	Put	163	126.500		10/10/11	31,456	(32,600)	(1,144)
Mexican Nuevo Peso (MXN)	Call	623,800,000	12.330		1/18/12	879,796	(406,699)	473,097
Mexican Nuevo Peso (MXN)	Call	623,055,000	12.315		1/18/12	556,525	(373,042)	183,483
Mexican Nuevo Peso (MXN)	Call	987,400,000	11.650		11/18/11	585,660	(21,624)	564,036
Mexican Nuevo Peso (MXN)	Put	708,300,000	14.000		1/18/12	1,052,333	(2,662,003)	(1,609,670)
Mexican Nuevo Peso (MXN)	Put	708,300,000	14.000		1/18/12	848,948	(2,541,125)	(1,692,177)
New Zealand Dollar (NZD)	Put	136,420,000	0.740		1/17/12	1,886,689	(3,527,889)	(1,641,200)
43 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Written Options: Continued

								Unrealized
		Number of	Exercise		Expiration	Premiums		Appreciation/
Description	Type	Contracts	Price		Date	Received	Value	(Depreciation)

New Zealand Dollar (NZD)	Put	136,405,000	$0.753		1/13/12	$2,032,366$	(3,977,485)	$(1,945,119)
New Zealand Dollar (NZD)	Put	133,655,000	0.737		1/17/12	1,781,708	(3,233,973)	(1,452,265)
South Korean Won (KRW)	Call	54,552,000,000	1,050.000		1/19/12	321,077	(112,923)	208,154
South Korean Won (KRW)	Put	65,918,000,000	1,272.000		1/19/12	1,123,503	(1,266,944)	(143,441)
South Korean Won (KRW)	Put	58,839,000,000	14.400	JPY	12/13/11	1,760,222	(4,244,196)	(2,483,974)
U.S. Treasury Nts. Futures, 10 yr.	Put	4,404	121.000		10/24/11	819,672	(68,813)	750,859
U.S. Treasury Nts. Futures, 10 yr.	Put	652	124.000		10/24/11	9,288	(10,188)	(900)
U.S. Treasury Nts. Futures, 10 yr.	Put	2,717	124.500		11/28/11	463,235	(424,531)	38,704

						$32,922,842	$(50,996,674)	$(18,073,832)

Exercise price is reported in U.S. Dollars (USD), except for those denotedin the following currencies:

EUR	Euro

JPY	Japanese Yen
Credit Default Swap Contracts as of September 30, 2011 are as follows:

			Pay/		Upfront
	Buy/Sell	Notional	Receive		Payment		Unrealized
Reference Entity/	Credit	Amount	Fixed	Termination	Received/		Appreciation
Swap Counterparty	Protection	(000’s)	Rate	Date	(Paid)	Value	(Depreciation)

CDX Emerging Market
Index, Series 16:
Bank of America NA	Buy	$30,605	5.0%	12/20/16	$2,755,640	$(2,388,146)	$367,494
Barclays Bank plc	Buy	30,605	5.0	12/20/16	2,743,398	(2,388,146)	355,252
HSBC Bank USA NA	Buy	61,180	5.0	12/20/16	4,911,395	(4,777,185)	134,210

	Total	122,390			10,410,433	(9,553,477)	856,956
Federative Republic of Brazil:
Barclays Bank plc	Buy	30,790	1.0	9/20/16	(545,761)	1,323,847	778,086
Barclays Bank plc	Sell	10,510	1.0	3/20/16	47,865	(410,264)	(362,399)
Credit Suisse International	Sell	16,750	1.0	6/20/16	114,593	(687,270)	(572,677)
JPMorgan Chase Bank NA	Buy	15,405	1.0	9/20/16	(272,372)	662,353	389,981
Merrill Lynch International	Buy	15,390	1.0	9/20/16	(272,792)	661,708	388,916

	Total	88,845			(928,467)	1,550,374	621,907
Istanbul Bond Co. SA for Finansbank AS
Morgan Stanley Capital Services, Inc.	Sell	10,410	1.3	3/24/13	—	(280,266)	(280,266)
	Total	10,410			—	(280,266)	(280,266)

Japan:
JPMorgan Chase Bank NA	Sell	22,760	1.0	9/20/16	88,332	(161,677)	(73,345)
JPMorgan Chase Bank NA	Sell	22,740	1.0	9/20/16	78,800	(161,535)	(82,735)
JPMorgan Chase Bank NA	Sell	22,735	1.0	9/20/16	119,882	(161,499)	(41,617)

	Total	68,235			287,014	(484,711)	(197,697)
44 | OPPENHEIMER INTERNATIONAL BOND FUND

Credit Default Swap Contracts: Continued

			Pay/		Upfront
	Buy/Sell	Notional	Receive		Payment		Unrealized
Reference Entity/	Credit	Amount	Fixed	Termination	Received/		Appreciation
Swap Counterparty	Protection	(000’s)	Rate	Date	(Paid)	Value	(Depreciation)

Republic of Hungary:
Barclays Bank plc	Sell	$9,030	1.0%	3/20/16	$760,081	$(1,394,148)	$(634,067)
Barclays Bank plc	Sell	18,565	1.0	6/20/16	1,497,143	(2,994,428)	(1,497,285)
Merrill Lynch Capital Services, Inc.	Sell	15,020	1.0	3/20/16	1,309,655	(2,318,948)	(1,009,293)

	Total	42,615			3,566,879	(6,707,524)	(3,140,645)
Russian Federation:
Barclays Bank plc	Buy	24,630	1.0	9/20/16	(984,924)	2,144,460	1,159,536
Citibank NA	Buy	9,240	1.0	9/20/16	(529,759)	804,499	274,740
Credit Suisse International	Buy	6,160	1.0	9/20/16	(353,173)	536,333	183,160
Credit Suisse International	Buy	15,420	1.0	9/20/16	(768,312)	1,342,573	574,261
Goldman Sachs Bank USA	Buy	30,790	1.0	9/20/16	(1,209,942)	2,680,793	1,470,851
HSBC Bank USA NA	Buy	15,420	1.0	9/20/16	(761,336)	1,342,573	581,237
Merrill Lynch International	Buy	15,390	1.0	9/20/16	(611,877)	1,339,961	728,084
UBS AG	Buy	15,400	1.0	9/20/16	(896,809)	1,340,832	444,023
UBS AG	Buy	21,565	1.0	9/20/16	(885,819)	1,877,600	991,781

	Total	154,015			(7,001,951)	13,409,624	6,407,673
Ukraine:
Citibank NA	Buy	6,170	5.0	9/20/16	(11,601)	774,218	762,617
HSBC Bank USA NA	Buy	12,315	5.0	9/20/16	(2,256)	1,545,299	1,543,043
UBS AG	Buy	6,155	5.0	9/20/16	9,317	772,336	781,653
UBS AG	Buy	6,160	5.0	9/20/16	16,294	772,963	789,257

	Total	30,800			11,754	3,864,816	3,876,570
United Mexican States:
Goldman Sachs Bank USA	Buy	15,390	1.0	9/20/16	(272,792)	695,351	422,559
Goldman Sachs Bank USA	Buy	15,405	1.0	9/20/16	(272,372)	696,029	423,657
JPMorgan Chase Bank NA	Buy	30,790	1.0	9/20/16	(553,092)	1,391,154	838,062

	Total	61,585			(1,098,256)	2,782,534	1,684,278

		Grand Total Buys			1,231,055	13,151,405	14,382,460
		Grand Total Sells			4,016,351	(8,570,035)	(4,553,684)

		Total Credit Default Swaps			$5,247,406	$4,581,370	$9,828,776

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference	Total Maximum Potential
Asset on which	Payments for Selling		Reference
the Fund Sold	Credit Protection	Amount	Asset Rating
Protection	(Undiscounted)	Recoverable*	Range**

Investment Grade Single
Name Corporate Debt	$10,410,000	$—	BBB-
Investment Grade Sovereign Debt	138,110,000	—	AA- to BBB-

Total	$148,520,000	$—

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.
45 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Interest Rate Swap Contracts as of September 30, 2011 are as follows:

Interest Rate/	Notional		Paid by	Received by	Termination
Swap Counterparty	Amount (000’s)		the Fund	the Fund	Date	Value

BZDI:
Citibank NA	98,220	BRR	BZDI	11.540%	1/2/14	$1,458,216
Goldman Sachs International	106,930	BRR	BZDI	11.390	1/5/15	1,320,922
Goldman Sachs International	136,790	BRR	BZDI	10.970	1/2/17	517,114
Goldman Sachs International	88,060	BRR	BZDI	11.520	1/2/14	1,287,940
Goldman Sachs International	99,940	BRR	BZDI	11.420	1/3/14	1,351,137
JPMorgan Chase Bank NA	56,300	BRR	BZDI	12.200	1/2/17	1,685,811
Morgan Stanley Capital Services, Inc.	242,460	BRR	BZDI	10.950	1/2/17	812,133

Total	828,700	BRR				8,433,273
ICP Average Nominal Rate:
Bank of America NA	41,360,000	CLP	ICP Average Nominal Rate	4.620	8/23/13	401,701
Citibank NA	16,960,000	CLP	ICP Average Nominal Rate	4.620	8/26/13	169,682
Credit Suisse International	9,165,000	CLP	ICP Average Nominal Rate	4.590	8/26/13	81,482
Deutsche Bank AG	16,620,000	CLP	ICP Average Nominal Rate	4.620	8/23/13	161,419

Total	84,105,000	CLP				814,284
MXN TIIE BANXICO:
Barclays Bank plc	829,100	MXN	MXN TIIE BANXICO	5.630	1/21/13	684,039
Citibank NA	829,200	MXN	MXN TIIE BANXICO	5.640	1/16/13	688,606
Credit Suisse International	135,500	MXN	MXN TIIE BANXICO	7.010	7/24/31	(616,903)
Deutsche Bank AG	1,731,500	MXN	MXN TIIE BANXICO	5.890	1/10/13	1,507,210
Goldman Sachs International	105,000	MXN	MXN TIIE BANXICO	7.000	7/24/31	(486,132)
Goldman Sachs International	2,141,500	MXN	MXN TIIE BANXICO	5.880	12/14/12	1,715,399
Goldman Sachs International	483,400	MXN	MXN TIIE BANXICO	5.080	9/23/13	175,222
Merrill Lynch Capital Services, Inc.	872,000	MXN	MXN TIIE BANXICO	5.875	12/6/12	696,672
Merrill Lynch Capital Services, Inc.	2,173,500	MXN	MXN TIIE BANXICO	5.735	11/29/12	1,528,516
Merrill Lynch Capital Services, Inc.	172,700	MXN	MXN TIIE BANXICO	6.990	7/24/31	(812,877)
Merrill Lynch Capital Services, Inc.	1,341,500	MXN	MXN TIIE BANXICO	5.750	12/5/12	955,696

Total	10,814,900	MXN				6,035,448
46 | OPPENHEIMER INTERNATIONAL BOND FUND

Interest Rate Swap Contracts: Continued

Interest Rate/	Notional		Paid by	Received by	Termination
Swap Counterparty	Amount (000’s)		the Fund	the Fund	Date	Value

Six-Month AUD BBR BBSW:
Westpac Banking Corp.	124,370	AUD	5.540%	Six-Month AUD BBR BBSW	8/3/21	$(6,664,126)
Six-Month EUR EURIBOR:
Bank of America NA	22,755	EUR	Six-Month EUR EURIBOR	1.945%	9/8/16	(52,801)
Barclays Bank plc	28,200	EUR	Six-Month EUR EURIBOR	3.260	8/29/31	2,283,436
Goldman Sachs Capital Markets LP	45,485	EUR	Six-Month EUR EURIBOR	1.883	9/13/16	(265,021)
Goldman Sachs Capital Markets LP	22,740	EUR	Six-Month EUR EURIBOR	2.990	8/11/21	1,241,483
Goldman Sachs International	27,600	EUR	Six-Month EUR EURIBOR	3.265	8/29/31	2,263,288
Goldman Sachs International	30,090	EUR	Six-Month EUR EURIBOR	2.585	9/27/41	(1,328,213)
Goldman Sachs International	29,250	EUR	Six-Month EUR EURIBOR	3.234	8/30/31	2,174,871
Merrill Lynch International	22,700	EUR	Six-Month EUR EURIBOR	2.710	8/22/21	447,394

Total	228,820	EUR				6,764,437
Six-Month PLZ WIBOR WIBO:
JPMorgan Chase Bank NA	111,880	PLZ	4.575	Six-Month PLZ WIBOR WIBO	8/23/16	269,723
JPMorgan Chase Bank NA	111,880	PLZ	4.590	Six-Month PLZ WIBOR WIBO	8/23/16	247,496

Total	223,760	PLZ				517,219
Three-Month CAD BACDOR:
Merrill Lynch Capital Services, Inc.	136,560	CAD	1.183	Three-Month CAD BACDOR	8/18/14	(177,444)
JPMorgan Chase Bank NA	181,770	CAD	1.320	Three-Month CAD BACDOR	8/8/14	(751,059)
JPMorgan Chase Bank NA	363,510	CAD	1.585	Three-Month CAD BACDOR	8/4/14	(1,659,767)

Total	681,840	CAD				(2,588,270)
Three-Month NZD BBR FRA
Barclays Bank plc	157,105	NZD	Three-Month NZD BBR FRA	5.150	8/3/21	7,031,656
Three-Month SEK STIBOR SIDE
Goldman Sachs International	862,540	SEK	3.215	Three-Month SEK STIBOR SIDE	8/3/21	(7,905,847)
Three-Month USD BBA LIBOR
Barclays Bank plc	137,000		Three-Month USD BBA LIBOR	2.360	9/2/21	3,692,150
Three-Month ZAR JIBAR SAFEX:
Barclays Bank plc	438,580	ZAR	7.040	Three-Month ZAR JIBAR SAFEX	1/21/14	(1,670,729)
47 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Interest Rate Swap Contracts: Continued

Interest Rate/	Notional		Paid by	Received by	Termination
Swap Counterparty	Amount (000’s)		the Fund	the Fund	Date	Value

Three-Month ZAR JIBAR SAFEX: Continued
Barclays Bank plc	434,700	ZAR	7.050%	Three-Month ZAR JIBAR SAFEX	1/24/14	$(1,661,492)

Total where Fund pays a fixed rate	873,280	ZAR				(3,332,221)
Barclays Bank plc	135,500	ZAR	Three-Month ZAR JIBAR SAFEX	7.480%	8/17/21	(334,480)
Barclays Bank plc	171,750	ZAR	Three-Month ZAR JIBAR SAFEX	8.350	1/24/21	960,647
Barclays Bank plc	173,030	ZAR	Three-Month ZAR JIBAR SAFEX	8.310	1/21/21	915,434
Goldman Sachs International	1,383,820	ZAR	Three-Month ZAR JIBAR SAFEX	8.700	3/11/14	4,204,845
Goldman Sachs International	137,600	ZAR	Three-Month ZAR JIBAR SAFEX	7.480	8/17/21	(339,664)
HSBC Bank USA NA	135,500	ZAR	Three-Month ZAR JIBAR SAFEX	7.470	8/17/21	(334,480)
JPMorgan Chase Bank NA	1,392,320	ZAR	Three-Month ZAR JIBAR SAFEX	8.390	3/2/14	3,784,586

Total where Fund pays a variable rate	3,529,520	ZAR				8,856,888

Total	4,402,800	ZAR				5,524,667

				Total Interest Rate Swaps		$21,654,891

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
BRR	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
EUR	Euro
MXN	Mexican Nuevo Peso
NZD	New Zealand Dollar
PLZ	Polish Zloty
SEK	Swedish Krona
ZAR	South African Rand
48 | OPPENHEIMER INTERNATIONAL BOND FUND

Interest Rate Swap Contracts: Continued
Abbreviations/Definitions are as follows:

BACDOR	Canada Bankers Acceptances Deposit Offering Rate
BANXICO	Banco de Mexico
BBA	British Bankers’ Association
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
BBR	Bank Bill Rate
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BZDI	Brazil Interbank Deposit Rate
EURIBOR	Euro Interbank Offered Rate
FRA	Forward Rate Agreement
ICP	Indice Camara Promedio
JIBAR	South Africa Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate
SAFEX	South African Futures Exchange
STIBOR SIDE	Stockholm Interbank Offered Rate
TIIE	Interbank Equilibrium Interest Rate
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate
Total Return Swap Contracts as of September 30, 2011 are as follows:

	Notional
Reference Entity/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

Custom Basket of securities:
Citibank NA	11,905	CHF	One-Month CHF BBA LIBOR plus 30 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	1/11/12	$(211,819)
Citibank NA	54,946	SEK	One-Month SEK STIBOR SIDE plus 30 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	1/11/12	(145,911)
Citibank NA	30,280	EUR	One-Month EUR EURIBOR plus 30 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	1/11/12	(2,640,260)
Citibank NA	22,806	GBP	One-Month GBP BBA LIBOR plus 30 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	1/11/12	(2,273,210)
49 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Total Return Swap Contracts: Continued

	Notional
Reference Entity/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

Custom basket of securities: Continued
Citibank NA	22,783	DKK	One-Month DKK BBA LIBOR plus 30 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	1/11/12	$(2,123)
Citibank NA	6,198,123	JPY	One-Month JPY BBA LIBOR plus 53 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	4/16/12	(356,429)
Morgan Stanley & Co. International Ltd.	50,582	GBP	One-Month GBP BBA LIBOR plus 50 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	1/1/12	(1,010,666)

				Reference Entity Total		(6,640,418)
MSCI Daily TR Gross EAFE USD Index:
Citibank NA	10,997		If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD BBA LIBOR plus 15 basis points and if negative, the Total Return of the MSCI Daily Gross EAFE USD Index	1/9/12	981,516
Goldman Sachs International	8,913		If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD BBA LIBOR plus 10 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross EAFE USD Index	7/10/12	160,090
Goldman Sachs International	17,232		If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD BBA LIBOR plus 20 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross EAFE USD Index	5/10/12	306,771
50 | OPPENHEIMER INTERNATIONAL BOND FUND

Total Return Swap Contracts: Continued

	Notional
Reference Entity/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

MSCI Daily TR Gross EAFE USD Index: Continued
Goldman Sachs International	$19,176		If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD BBA LIBOR plus 28 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross EAFE USD Index	9/7/12	$1,415,031
Goldman Sachs International	955		If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD BBA LIBOR minus 5 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross EAFE USD Index	11/5/11	65,908
Morgan Stanley & Co. International Ltd.	11,882		If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD BBA LIBOR minus 35 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross EAFE USD Index	10/7/11	832,557
UBS AG	18,866		If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD BBA LIBOR minus 10 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross EAFE USD Index	10/7/11	1,787,376

				Reference Entity Total		5,549,249
MSCI Daily TR Gross Europe Euro Index:
Citibank NA	4,214	EUR	If positive, the Total Return of the MSCI Daily Gross Europe Euro Index	One-Month EUR EURIBOR minus 20 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross Europe Euro Index	1/6/12	50,345
Goldman Sachs International	55,387	EUR	If positive, the Total Return of the MSCI Daily Gross Europe Euro Index	One-Month EUR EURIBOR and if negative, the absolute value of the Total Return of the MSCI Daily Gross Europe Euro Index	1/12/12	(483,175)
51 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Total Return Swap Contracts: Continued

	Notional
Reference Entity/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

MSCI Daily TR Gross Europe Euro Index: Continued
Goldman Sachs International	10,983	EUR	If positive, the Total Return of the MSCI Daily Gross Europe Euro Index	One-Month EUR EURIBOR and if negative, the absolute value of the Total Return of the MSCI Daily Gross Europe Euro Index	1/12/12	$(103,795)

				Reference Entity Total		(536,625)
MSCI Daily TR Net Brazil USD Index
UBS AG	13,964		One-Month USD BBA LIBOR plus 155 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Net Brazil USD Index	If positive, the Total Return of the MSCI Daily Net Brazil USD Index	9/7/12	(2,933,681)

MSCI Daily TR Net Emerging Markets Korea USD Index
UBS AG	13,638		One-Month USD BBA LIBOR plus 15 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Emerging Markets Korea USD Index	If positive, the Total Return of the MSCI Daily Net Emerging Markets Korea USD Index	9/7/12	(1,715,650)

MSCI Daily TR Net France USD Index:
Goldman Sachs International	13,702		One-Month USD BBA LIBOR minus 65 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Net France USD Index	If positive, the Total Return of the MSCI Daily Net France USD Index	7/6/12	(1,533,842)
Goldman Sachs International	1,444		One-Month USD BBA LIBOR minus 65 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Net France USD Index	If positive, the Total Return of the MSCI Daily Net France USD Index	7/6/12	(199,926)

Goldman Sachs International	1,158		One-Month USD BBA LIBOR minus 65 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Net France USD Index	If positive, the Total Return of the MSCI Daily Net France USD Index	7/6/12	(146,720)

				Reference Entity Total		(1,880,488)
52 | OPPENHEIMER INTERNATIONAL BOND FUND

Total Return Swap Contracts: Continued

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

MSCI Daily TR Net Italy USD Index
Morgan Stanley & Co. International Ltd.	$13,653	One-Month USD BBA LIBOR plus 29 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Net Italy USD Index	If positive, the Total Return of the MSCI Daily Net Italy USD Index	9/12/12	$(1,440,213)
MSCI Daily TR Net Spain USD Index
Morgan Stanley & Co. International Ltd.	13,624	One-Month USD BBA LIBOR minus 2 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Net Spain USD Index	If positive, the Total Return of the MSCI Daily Net Spain USD Index	9/12/12	(1,011,680)

			Total of Total Return Swaps		$(10,609,506)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pounds Sterling
JPY	Japanese Yen
SEK	Swedish Krona
Abbreviations are as follows:

BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate
MSCI EAFE	Morgan Stanley Capital International Europe, Australia and Far East. A stock market index of foreign stocks from the perspective of a North American investor
STIBOR SIDE	Stockholm Interbank Offered Rate
The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.
Swap Summary as of September 30, 2011 is as follows:

		Notional
	Swap Type from	Amount
Swap Counterparty	Fund Perspective	(000’s)		Value
Bank of America NA:
	Credit Default Buy Protection	$30,605		$(2,388,146)
	Interest Rate	41,360,000	CLP	401,701
	Interest Rate	22,755	EUR	(52,801)

				(2,039,246)
53 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Swap Summary: Continued

		Notional
	Swap Type from	Amount
Swap Counterparty	Fund Perspective	(000’s)		Value
Barclays Bank plc:
	Credit Default Buy Protection	$86,025		$1,080,161
	Credit Default Sell Protection	38,105		(4,798,840)
	Interest Rate	28,200	EUR	2,283,436
	Interest Rate	829,100	MXN	684,039
	Interest Rate	157,105	NZD	7,031,656
	Interest Rate	137,000		3,692,150
	Interest Rate	1,353,560	ZAR	(1,790,620)

				8,181,982
Citibank NA:
	Credit Default Buy Protection	15,410		1,578,717
	Interest Rate	98,220	BRR	1,458,216
	Interest Rate	16,960,000	CLP	169,682
	Interest Rate	829,200	MXN	688,606
	Total Return	11,905	CHF	(211,819)
	Total Return	22,783	DKK	(2,123)
	Total Return	34,494	EUR	(2,589,915)
	Total Return	22,806	GBP	(2,273,210)
	Total Return	6,198,123	JPY	(356,429)
	Total Return	54,946	SEK	(145,911)
	Total Return	10,997		981,516

				(702,670)
Credit Suisse International:
	Credit Default Buy Protection	21,580		1,878,906
	Credit Default Sell Protection	16,750		(687,270)
	Interest Rate	9,165,000	CLP	81,482
	Interest Rate	135,500	MXN	(616,903)

				656,215
Deutsche Bank AG:
	Interest Rate	16,620,000	CLP	161,419
	Interest Rate	1,731,500	MXN	1,507,210

				1,668,629
Goldman Sachs Bank USA	Credit Default Buy Protection	61,585		4,072,173
Goldman Sachs Capital Markets LP	Interest Rate	68,225	EUR	976,462
Goldman Sachs International:
	Interest Rate	431,720	BRR	4,477,113
	Interest Rate	86,940	EUR	3,109,946
	Interest Rate	2,729,900	MXN	1,404,489
	Interest Rate	862,540	SEK	(7,905,847)
	Interest Rate	1,521,420	ZAR	3,865,181
	Total Return	66,370	EUR	(586,970)
	Total Return	62,580		67,312

				4,431,224
HSBC Bank USA NA:
	Credit Default Buy Protection	88,915		(1,889,313)
	Interest Rate	135,500	ZAR	(334,480)

				(2,223,793)
54 | OPPENHEIMER INTERNATIONAL BOND FUND

Swap Summary: Continued

		Notional
	Swap Type from	Amount
Swap Counterparty	Fund Perspective	(000’s)		Value
JPMorgan Chase Bank NA:
	Credit Default Buy Protection	$46,195		$2,053,507
	Credit Default Sell Protection	68,235		(484,711)
	Interest Rate	56,300	BRR	1,685,811
	Interest Rate	363,510	CAD	(2,410,826)
	Interest Rate	223,760	PLZ	517,219
	Interest Rate	1,392,320	ZAR	3,784,586

				5,145,586
Merrill Lynch Capital Services, Inc.:
	Credit Default Sell Protection	15,020		(2,318,948)
	Interest Rate	136,560	CAD	(177,444)
	Interest Rate	4,559,700	MXN	2,368,007

				(128,385)
Merrill Lynch International:
	Credit Default Buy Protection	30,780		2,001,669
	Interest Rate	22,700	EUR	447,394

				2,449,063
Morgan Stanley & Co. International Ltd.:
	Total Return	50,582	GBP	(1,010,666)
	Total Return	39,159		(1,619,336)

				(2,630,002)
Morgan Stanley Capital Services, Inc.:
	Credit Default Sell Protection	10,410		(280,266)
	Interest Rate	242,460	BRR	812,133

				531,867
UBS AG:
	Credit Default Buy Protection	49,280		4,763,731
	Total Return	46,468		(2,861,955)

				1,901,776
Westpac Banking Corp.	Interest Rate	124,370	AUD	(6,664,126)

		Total	Swaps	$15,626,755

Notional amount is reported in U.S.Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
BRR	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pounds Sterling
JPY	Japanese Yen
MXN	Mexican Nuevo Peso
NZD	New Zealand Dollar
PLZ	Polish Zloty
SEK	Swedish Krona
ZAR	South African Rand
As of September 30, 2011, the Fund had entered into the following written swaption contract:

	Underlying	Notional	Strike
Reference	Swap Type from	Amount	Price/	Expiration	Premium		Unrealized
Entity	Fund Perspective	(000’s)	Rate	Date	Received	Value	Depreciation
Goldman Sachs Group, Inc. (The), European Swaption, Fund Pays Fixed, Termination Date 11/29/23	Interest Rate Pay Fixed	$901,220	2.44%	11/25/11	$11,094,018	$(24,133,449)	$13,039,431
See accompanying Notes to Financial Statements.
55 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2011

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $12,728,004,341)	$12,411,896,297
Affiliated companies (cost $236,989,845)	236,989,845

12,648,886,142
Cash	15,689,906
Cash—foreign currencies (cost $4,947,636)	4,799,384
Unrealized appreciation on foreign currency exchange contracts	302,952,286
Appreciated swaps, at value (net upfront payments paid $9,179,378)	75,020,402
Receivables and other assets:
Investments sold (including $83,966,404 sold on a when-issued or delayed delivery basis)	285,079,926
Interest, dividends and principal paydowns	157,887,414
Closed foreign currency contracts	63,611,477
Shares of beneficial interest sold	20,545,433
Futures margins	1,972,978
Other	214,133

Total assets	13,576,659,481

Liabilities
Appreciated options written, at value (premiums received $9,784,364)	3,932,420
Depreciated options written, at value (premiums received $23,138,478)	47,064,254
Depreciated swaptions written, at value (premiums received $11,094,018)	24,133,449
Unrealized depreciation on foreign currency exchange contracts	211,772,766
Appreciated swaps, at value (upfront payments received $10,410,433)	9,553,477
Depreciated swaps, at value (upfront payments received $4,016,351)	49,840,170
Payables and other liabilities:
Closed foreign currency contracts	228,697,025
Investments purchased (including $20,907,116 purchased on a when-issued or delayed delivery basis)	221,055,701
Shares of beneficial interest redeemed	28,505,815
Dividends	3,760,503
Transfer and shareholder servicing agent fees	2,136,382
Futures margins	2,022,798
Distribution and service plan fees	1,662,079
Shareholder communications	814,770
Foreign capital gains tax	224,828
Trustees’ compensation	128,404
Other	1,635,761

Total liabilities	836,940,602

Net Assets	$12,739,718,879

56 | OPPENHEIMER INTERNATIONAL BOND FUND

Composition of Net Assets
Par value of shares of beneficial interest	$2,025,588
Additional paid-in capital	12,757,520,806
Accumulated net investment income	229,213,339
Accumulated net realized loss on investments and foreign currency transactions	(1,804,111)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(247,236,743)

Net Assets	$12,739,718,879

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $6,382,275,913 and 1,014,035,163 shares of beneficial interest outstanding)	$6.29
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$6.60
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $226,660,074 and 36,147,011 shares of beneficial interest outstanding)	$6.27
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,724,712,205 and 275,014,900 shares of beneficial interest outstanding)	$6.27
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $322,069,731 and 51,317,824 shares of beneficial interest outstanding)	$6.28
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $4,084,000,956 and 649,072,691 shares of beneficial interest outstanding)	$6.29
See accompanying Notes to Financial Statements.
57 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2011

Investment Income
Interest (net of foreign withholding taxes of $1,364,855)	$635,787,943
Dividends:
Unaffiliated companies	951
Affiliated companies	530,839
Other income	25,972

Total investment income	636,345,705

Expenses
Management fees	66,886,992
Distribution and service plan fees:
Class A	16,836,809
Class B	2,576,524
Class C	18,922,413
Class N	1,628,956
Transfer and shareholder servicing agent fees:
Class A	13,832,497
Class B	751,989
Class C	2,710,490
Class N	1,322,297
Class Y	7,818,466
Shareholder communications:
Class A	748,507
Class B	62,995
Class C	188,284
Class N	21,257
Class Y	415,816
Custodian fees and expenses	2,621,995
Trustees’ compensation	241,931
Administration service fees	1,500
Other	569,353

Total expenses	138,159,071
Less waivers and reimbursements of expenses	(1,054,854)

Net expenses	137,104,217

Net Investment Income	499,241,488
58 | OPPENHEIMER INTERNATIONAL BOND FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options exercised)	$109,848,921
Closing and expiration of option contracts written	26,152,372
Closing and expiration of futures contracts	(169,308,627)
Foreign currency transactions	440,474,188
Swap contracts	21,920,232

Net realized gain	429,087,086
Net change in unrealized appreciation/depreciation on:
Investments	(458,581,485)
Translation of assets and liabilities denominated in foreign currencies	(825,054,847)
Futures contracts	1,182,380
Option contracts written	(26,517,002)
Swaption contracts written	(13,039,431)
Swap contracts	(7,553,167)

Net change in unrealized appreciation/depreciation	(1,329,563,552)

Net Decrease in Net Assets Resulting from Operations	$(401,234,978)

See accompanying Notes to Financial Statements.
59 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended September 30,	2011	2010

Operations
Net investment income	$499,241,488	$500,647,351
Net realized gain	429,087,086	98,041,754
Net change in unrealized appreciation/depreciation	(1,329,563,552)	482,610,389

Net increase (decrease) in net assets resulting from operations	(401,234,978)	1,081,299,494

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(273,559,292)	(296,432,756)
Class B	(7,831,778)	(8,864,193)
Class C	(60,588,582)	(65,570,834)
Class N	(11,364,173)	(10,206,685)
Class Y	(159,472,734)	(119,575,884)

	(512,816,559)	(500,650,352)

Distributions from net realized gain:
Class A	(67,640,498)	(55,884,772)
Class B	(2,573,295)	(2,086,033)
Class C	(18,386,099)	(14,369,469)
Class N	(2,982,092)	(1,990,184)
Class Y	(33,433,111)	(15,689,901)

	(125,015,095)	(90,020,359)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(481,762,050)	(110,452,426)
Class B	(39,838,753)	(8,501,080)
Class C	(158,114,001)	146,052,684
Class N	37,467,579	41,033,889
Class Y	1,000,192,004	1,347,593,402

	357,944,779	1,415,726,469

Net Assets
Total increase (decrease)	(681,121,853)	1,906,355,252
Beginning of period	13,420,840,732	11,514,485,480

End of period (including accumulated net investment income of $229,213,339 and $117,756,497, respectively)	$12,739,718,879	$13,420,840,732

See accompanying Notes to Financial Statements.
60 | OPPENHEIMER INTERNATIONAL BOND FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended September 30,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$6.80	$6.54	$5.96	$6.41	$5.80

Income (loss) from investment operations:
Net investment income[1]	.25	.26	.22	.26	.24
Net realized and unrealized gain (loss)	(.44)	.31	.74	(.23)	.62

Total from investment operations	(.19)	.57	.96	.03	.86

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.26)	(.26)	(.33)	(.45)	(.24)
Distributions from net realized gain	(.06)	(.05)	(.05)	(.03)	(.01)

Total dividends and/or distributions to shareholders	(.32)	(.31)	(.38)	(.48)	(.25)

Net asset value, end of period	$6.29	$6.80	$6.54	$5.96	$6.41

Total Return, at Net Asset Value[2]	(2.88)%	9.04%	16.83%	(0.01)%	15.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,382,276	$7,406,875	$7,268,308	$8,241,801	$6,300,320

Average net assets (in thousands)	$7,004,799	$7,345,330	$6,632,191	$8,331,255	$4,988,412

Ratios to average net assets:[3]
Net investment income	3.80%	4.04%	3.77%	4.02%	3.97%
Total expenses[4]	0.98%	0.98%	0.99%	0.92%	0.94%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.98%	0.98%	0.98%	0.91%	0.93%

Portfolio turnover rate	80%	146%	112%	105%	68%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2011	0.98%
Year Ended September 30, 2010	0.98%
Year Ended September 30, 2009	1.00%
Year Ended September 30, 2008	0.93%
Year Ended September 30, 2007	0.95%
See accompanying Notes to Financial Statements.
61 | OPPENHEIMER INTERNATIONAL BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended September 30,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$6.78	$6.52	$5.94	$6.39	$5.78

Income (loss) from investment operations:
Net investment income[1]	.19	.20	.17	.21	.19
Net realized and unrealized gain (loss)	(.44)	.31	.74	(.24)	.62

Total from investment operations	(.25)	.51	.91	(.03)	.81

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.20)	(.20)	(.28)	(.39)	(.19)
Distributions from net realized gain	(.06)	(.05)	(.05)	(.03)	(.01)

Total dividends and/or distributions to shareholders	(.26)	(.25)	(.33)	(.42)	(.20)

Net asset value, end of period	$6.27	$6.78	$6.52	$5.94	$6.39

Total Return, at Net Asset Value[2]	(3.74)%	8.13%	15.87%	(0.84)%	14.26%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$226,660	$286,029	$284,424	$314,676	$259,285

Average net assets (in thousands)	$257,491	$279,115	$269,970	$311,097	$240,238

Ratios to average net assets:[3]
Net investment income	2.93%	3.18%	2.89%	3.19%	3.12%
Total expenses[4]	1.84%	1.85%	1.86%	1.74%	1.79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.84%	1.85%	1.85%	1.73%	1.78%

Portfolio turnover rate	80%	146%	112%	105%	68%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2011	1.84%
Year Ended September 30, 2010	1.85%
Year Ended September 30, 2009	1.87%
Year Ended September 30, 2008	1.75%
Year Ended September 30, 2007	1.80%
See accompanying Notes to Financial Statements.
62 | OPPENHEIMER INTERNATIONAL BOND FUND

Class C Year Ended September 30,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$6.78	$6.52	$5.94	$6.39	$5.78

Income (loss) from investment operations:
Net investment income[1]	.21	.21	.18	.21	.20
Net realized and unrealized gain (loss)	(.45)	.31	.74	(.23)	.62

Total from investment operations	(.24)	.52	.92	(.02)	.82

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.21)	(.21)	(.29)	(.40)	(.20)
Distributions from net realized gain	(.06)	(.05)	(.05)	(.03)	(.01)

Total dividends and/or distributions to shareholders	(.27)	(.26)	(.34)	(.43)	(.21)

Net asset value, end of period	$6.27	$6.78	$6.52	$5.94	$6.39

Total Return, at Net Asset Value[2]	(3.58)%	8.29%	16.04%	(0.74)%	14.39%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,724,712	$2,029,424	$1,812,805	$1,835,312	$1,357,937

Average net assets (in thousands)	$1,891,414	$1,965,153	$1,594,278	$1,833,929	$1,078,601

Ratios to average net assets:[3]
Net investment income	3.10%	3.34%	3.05%	3.29%	3.24%
Total expenses[4]	1.68%	1.69%	1.71%	1.64%	1.67%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.68%	1.69%	1.70%	1.63%	1.66%

Portfolio turnover rate	80%	146%	112%	105%	68%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2011	1.68%
Year Ended September 30, 2010	1.69%
Year Ended September 30, 2009	1.72%
Year Ended September 30, 2008	1.65%
Year Ended September 30, 2007	1.68%
See accompanying Notes to Financial Statements.
63 | OPPENHEIMER INTERNATIONAL BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class N Year Ended September 30,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$6.79	$6.52	$5.95	$6.40	$5.79

Income (loss) from investment operations:
Net investment income[1]	.22	.23	.20	.23	.22
Net realized and unrealized gain (loss)	(.44)	.32	.72	(.23)	.61

Total from investment operations	(.22)	.55	.92	—	.83

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.23)	(.23)	(.30)	(.42)	(.21)
Distributions from net realized gain	(.06)	(.05)	(.05)	(.03)	(.01)

Total dividends and/or distributions to shareholders	(.29)	(.28)	(.35)	(.45)	(.22)

Net asset value, end of period	$6.28	$6.79	$6.52	$5.95	$6.40

Total Return, at Net Asset Value[2]	(3.28)%	8.80%	16.23%	(0.44)%	14.71%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$322,070	$310,338	$258,219	$258,223	$153,181

Average net assets (in thousands)	$325,834	$279,336	$233,767	$223,531	$112,319

Ratios to average net assets:[3]
Net investment income	3.39%	3.65%	3.37%	3.59%	3.56%
Total expenses[4]	1.44%	1.65%	1.68%	1.49%	1.61%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.38%	1.38%	1.38%	1.34%	1.37%

Portfolio turnover rate	80%	146%	112%	105%	68%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2011	1.44%
Year Ended September 30, 2010	1.65%
Year Ended September 30, 2009	1.69%
Year Ended September 30, 2008	1.50%
Year Ended September 30, 2007	1.62%
See accompanying Notes to Financial Statements.
64 | OPPENHEIMER INTERNATIONAL BOND FUND

Class Y Year Ended September 30,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$6.80	$6.54	$5.96	$6.41	$5.80

Income (loss) from investment operations:
Net investment income[1]	.27	.28	.25	.28	.27
Net realized and unrealized gain (loss)	(.44)	.31	.73	(.23)	.62

Total from investment operations	(.17)	.59	.98	.05	.89

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.28)	(.28)	(.35)	(.47)	(.27)
Distributions from net realized gain	(.06)	(.05)	(.05)	(.03)	(.01)

Total dividends and/or distributions to shareholders	(.34)	(.33)	(.40)	(.50)	(.28)

Net asset value, end of period	$6.29	$6.80	$6.54	$5.96	$6.41

Total Return, at Net Asset Value[2]	(2.64)%	9.38%	17.26%	0.38%	15.63%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,084,001	$3,388,175	$1,890,729	$1,372,959	$454,240

Average net assets (in thousands)	$3,861,749	$2,732,256	$1,317,017	$932,774	$299,298

Ratios to average net assets:[3]
Net investment income	4.04%	4.38%	4.16%	4.39%	4.38%
Total expenses[4]	0.74%	0.67%	0.62%	0.55%	0.55%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.73%	0.67%	0.61%	0.54%	0.54%

Portfolio turnover rate	80%	146%	112%	105%	68%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2011	0.74%
Year Ended September 30, 2010	0.67%
Year Ended September 30, 2009	0.63%
Year Ended September 30, 2008	0.56%
Year Ended September 30, 2007	0.56%
See accompanying Notes to Financial Statements.
65 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer International Bond Fund (the “Fund”) is a registered investment company organized as a Massachusetts Business Trust. The Fund is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund’s primary objective is to seek total return. As a secondary objective, the Fund seeks income when consistent with total return. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ®
66 | OPPENHEIMER INTERNATIONAL BOND FUND

are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     Structured securities are valued utilizing price quotations obtained from broker-dealers or independent pricing services. Values are determined based upon market inputs which typically include the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
     Swap contracts are valued utilizing price quotations obtained from broker-dealer counterparties or independent pricing services. Values are determined based on relevant market information on the underlying reference assets which may include credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures and forward currency rates.
     Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include,
67 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of September 30, 2011, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or
Delayed Delivery
Basis Transactions

Purchased securities	$20,907,116
Sold securities	83,966,404
68 | OPPENHEIMER INTERNATIONAL BOND FUND

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of September 30, 2011 is as follows:

Cost	$58,600,450
Market Value	$6,732,867
Market Value as a % of Net Assets	0.05%
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
69 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$373,165,208	$—	$6,746,652	$382,735,982

1.	As of September 30, 2011, the Fund had $6,741,190 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2020.

2.	The Fund had $5,462 of straddle losses which were deferred.

3.	During the fiscal year ended September 30, 2011, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended September 30, 2010, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for September 30, 2011. Net assets of the Fund were unaffected by the reclassifications.

	Reduction to	Reduction to
	Accumulated	Accumulated Net
Increase to	Net Investment	Realized Gain
Paid-in Capital	Loss	on Investments

$988	$360,544,907	$360,545,895
70 | OPPENHEIMER INTERNATIONAL BOND FUND

The tax character of distributions paid during the years ended September 30, 2011 and September 30, 2010 was as follows:

	Year Ended	Year Ended
	September 30,	September 30,
	2011	2010

Distributions paid from:
Ordinary income	$512,816,559	$590,670,711
Long-term capital gain	125,015,095	—

Total	$637,831,564	$590,670,711

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$12,966,192,342
Federal tax cost of other investments	(4,014,162,225)

Total federal tax cost	$8,952,030,117

Gross unrealized appreciation	$422,230,462
Gross unrealized depreciation	(804,966,444)

Net unrealized depreciation	$(382,735,982)

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.
     The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets
71 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
72 | OPPENHEIMER INTERNATIONAL BOND FUND

2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount

Class A
Sold	273,364,245	$1,819,236,327	413,552,195	$2,683,284,275
Dividends and/or distributions reinvested	44,438,120	293,359,356	44,899,820	288,851,058
Redeemed	(392,346,555)	(2,594,357,733)	(481,006,084)	(3,082,587,759)

Net decrease	(74,544,190)	$(481,762,050)	(22,554,069)	$(110,452,426)

Class B
Sold	6,672,499	$44,337,990	12,119,738	$78,314,631
Dividends and/or distributions reinvested	1,261,350	8,289,774	1,328,034	8,511,119
Redeemed	(13,978,048)	(92,466,517)	(14,895,865)	(95,326,830)

Net decrease	(6,044,199)	$(39,838,753)	(1,448,093)	$(8,501,080)

Class C
Sold	44,047,956	$292,656,415	92,547,734	$599,983,342
Dividends and/or distributions reinvested	8,546,898	56,182,612	8,559,194	54,852,181
Redeemed	(76,899,754)	(506,953,028)	(79,888,240)	(508,782,839)

Net increase (decrease)	(24,304,900)	$(158,114,001)	21,218,688	$146,052,684

Class N
Sold	18,942,054	$125,803,560	22,530,911	$145,064,683
Dividends and/or distributions reinvested	2,020,338	13,294,335	1,750,642	11,237,134
Redeemed	(15,382,930)	(101,630,316)	(18,125,733)	(115,267,928)

Net increase	5,579,462	$37,467,579	6,155,820	$41,033,889

Class Y
Sold	296,157,714	$1,962,914,197	353,980,672	$2,279,546,391
Dividends and/or distributions reinvested	23,570,728	155,676,226	17,207,750	110,715,751
Redeemed	(168,760,932)	(1,118,398,419)	(162,208,516)	(1,042,668,740)

Net increase	150,967,510	$1,000,192,004	208,979,906	$1,347,593,402

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended September 30, 2011, were as follows:

	Purchases	Sales

Investment securities	$9,352,137,456	$10,404,131,402
73 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.50
Next $10 billion	0.48
Over $15 billion	0.45
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended September 30, 2011, the Fund paid $25,397,509 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the
74 | OPPENHEIMER INTERNATIONAL BOND FUND

Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2011 were as follows:

Class B	$6,793,558
Class C	34,259,062
Class N	6,066,697
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

September 30, 2011	$1,054,829	$162,465	$581,593	$190,828	$8,931
Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended September 30, 2011, the Manager waived fees and/or reimbursed the Fund $297,450 for IMMF management fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the year ended September 30, 2011, OFS waived transfer and shareholder servicing agent fees as follows:

Class N	$193,659
Class Y	563,745
Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
75 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
76 | OPPENHEIMER INTERNATIONAL BOND FUND

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of September 30, 2011, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $474,064,356, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $101,430,204 as of September 30, 2011. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.
77 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
     As of September 30, 2011 the Fund has required certain counterparties to post collateral of $46,367,455.
Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
     As of September 30, 2011, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $141,222,517, for which the Fund has posted collateral of $130,535,226. If a contingent feature would have been triggered as of September 30, 2011, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities; securities posted as collateral, if any, are reported on the Statement of Investments.
Valuations of derivative instruments as of September 30, 2011 are as follows:

	Asset Derivatives			Liability Derivatives
	Statement of			Statement of
Derivatives	Assets and			Assets and
Not Accounted for as	Liabilities			Liabilities
Hedging Instruments	Location	Value		Location	Value

Credit contracts	Appreciated swaps, at value	$22,704,882		Depreciated swaps, at value	$8,570,035
Credit contracts				Appreciated swaps, at value	9,553,477
Equity contracts	Appreciated swaps, at value	5,599,594		Depreciated swaps, at value	16,209,100
Interest rate contracts	Appreciated swaps, at value	46,715,926		Depreciated swaps, at value	25,061,035
Equity contracts	Futures margins	1,084,448	*
Interest rate contracts	Futures margins	888,530	*	Futures margins	2,022,798
78 | OPPENHEIMER INTERNATIONAL BOND FUND

	Asset Derivatives			Liability Derivatives
	Statement of			Statement of
Derivatives	Assets and			Assets and
Not Accounted for as	Liabilities			Liabilities
Hedging Instruments	Location	Value		Location	Value

Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$302,952,286		Unrealized depreciation on foreign currency exchange contracts	$211,772,766
Foreign exchange contracts	Investments, at value	30,579,959	**	Appreciated options written, at value	3,411,879
Foreign exchange contracts				Depreciated options written, at value	47,054,066
Interest rate contracts	Investments, at value	7,300,656	**	Appreciated options written, at value	520,541
Interest rate contracts				Depreciated options written, at value	10,188
Interest rate contracts				Depreciated swaptions written, at value	24,133,449

Total		$ 417,826,281			$ 348,319,334

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

**	Amounts relate to purchased options.
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
	Investments
	from
	unaffiliated	Closing
	companies	and	Closing
Derivatives Not	(including	expiration	and
Accounted for	premiums on	of option	expiration	Foreign
as Hedging	options	contracts	of futures	currency	Swap
Instruments	exercised)*	written	contracts	transactions	contracts	Total

Credit contracts	$—	$—	$—	$—	$1,841,736	$1,841,736
Equity contracts	—	—	3,101,174	—	(23,292,922)	(20,191,748)
Foreign exchange contracts	(12,924,795)	23,896,377	1,935,525	(115,300,848)	—	(102,393,741)
Interest rate contracts	(30,687,455)	2,255,995	(174,345,326)	—	43,371,418	(159,405,368)

Total	$(43,612,250)	$26,152,372	$(169,308,627)	$(115,300,848)	$21,920,232	$(280,149,121)

*	Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.
79 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
					Translation of
					assets and
Derivatives Not					liabilities
Accounted		Option	Swaption		denominated
for as Hedging		contracts	contracts	Futures	in foreign	Swap
Instruments	Investments*	written	written	contracts	currencies	contracts	Total

Credit contracts	$—	$—	$—	$—	$—	$11,127,049	$11,127,049
Equity contracts	—	—	—	4,221,586	—	(17,965,894)	(13,744,308)
Foreign exchange
contracts	(19,068,069)	(27,369,676)		—	37,390,994	—	(9,046,751)
Interest rate
contracts	(6,085,020)	852,674	(13,039,431)	(3,039,206)	—	(714,322)	(22,025,305)

Total	$(25,153,089)	$(26,517,002)	$(13,039,431)	$1,182,380	$37,390,994	$(7,553,167)	$(33,689,315)

*	Includes purchased option contracts and purchased swaption contracts, if any.
Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency.
80 | OPPENHEIMER INTERNATIONAL BOND FUND

These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.
     During the year ended September 30, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $5,123,372,809 and $3,989,307,517, respectively.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.
Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
     The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
     The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.
     The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.
     The Fund has purchased futures contracts on various currencies to increase exposure to foreign exchange rate risk.
81 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
     During the year ended September 30, 2011, the Fund had an ending monthly average market value of $554,249,115 and $1,286,368,719 on futures contracts purchased and sold, respectively.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
Option Activity
The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     The Fund has purchased call options on treasury futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has purchased put options on treasury futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     During the year ended September 30, 2011, the Fund had an ending monthly average market value of $11,632,797 and $3,558,884 on purchased call options and purchased put options, respectively.
     Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.
82 | OPPENHEIMER INTERNATIONAL BOND FUND

     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
     The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     During the year ended September 30, 2011, the Fund had an ending monthly average market value of $1,252,975 and $3,908,939 on written call options and written put options, respectively.
Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.
Written option activity for the year ended September 30, 2011 was as follows:

	Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums

Options outstanding as of September 30, 2010	35,181,000,000	$9,173,441	—	$—
Options written	89,252,852,286	29,982,305	151,521,024,182	38,474,438
Options closed or expired	(52,747,939,980)	(25,098,338)	(9,686,280,212)	(8,387,383)
Options exercised	(9,470,595,276)	(5,836,270)	(13,532,605,000)	(5,385,351)

Options outstanding as of September 30, 2011	62,215,317,030	$8,221,138	128,302,138,970	$24,701,704

Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be
83 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
84 | OPPENHEIMER INTERNATIONAL BOND FUND

     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.
     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or, indexes.
     For the year ended September 30, 2011, the Fund had ending monthly average notional amounts of $74,120,769 and $103,168,846 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.
     The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.
     The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.
     For the year ended September 30, 2011, the Fund had ending monthly average notional amounts of $608,628,627 and $1,953,300,424 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.
     Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.
     The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract.
85 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
     The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.
     For the year ended September 30, 2011, the Fund had ending monthly average notional amounts of $333,028,256 and $169,482,056 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Swaption Transactions
The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.
     Swaptions are marked to market daily using primarily portfolio pricing services or quotations from counterparties and brokers. Purchased swaptions are reported as a component of investments in the Statement of Investments, the Statement of Assets and Liabilities and the Statement of Operations. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.
     The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.
     The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual securities and/or, indexes. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.
86 | OPPENHEIMER INTERNATIONAL BOND FUND

During the year ended September 30, 2011, the Fund had an ending monthly average market value of $2,774,748 on written swaptions.
Written swaption activity for the year ended September 30, 2011 was as follows:

	Swaptions
	Notional	Amount of
	Amount	Premiums

Swaptions outstanding as of September 30, 2010	$—	$—
Swaptions written	901,220,000	11,094,018

Swaptions outstanding as of September 30, 2011	$901,220,000	$11,094,018

6. Restricted Securities
As of September 30, 2011, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
7. Pending Litigation
Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to stipulations and agreements of settlement in certain putative class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. On September 30, 2011, the court entered orders and final judgments approving the settlements as fair, reasonable and adequate. Those orders are not subject to further appeal. These settlements do not resolve other outstanding lawsuits relating to Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund, nor do the settlements affect certain other putative class action lawsuits pending in federal court against the Manager, the Distributor, and other Defendant Funds and their independent trustees.
87 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
7. Pending Litigation Continued
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust challenging a settlement reached in 2010 between the Manager, its subsidiary and the Distributor and the board of the New Mexico section 529 college savings plan. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses. On September 9, 2011, the court denied plaintiffs’ request for a hearing to determine the fairness of the settlement, finding that plaintiffs lacked standing to pursue derivative claims on behalf of the Trust. On October 27, 2011, the parties to these actions filed a joint motion to dismiss the lawsuits with prejudice, which the court granted on October 28, 2011.
     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek
88 | OPPENHEIMER INTERNATIONAL BOND FUND

compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
89 | OPPENHEIMER INTERNATIONAL BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer International Bond Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer International Bond Fund, including the statement of investments, as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer International Bond Fund for the years ended prior to October 1, 2008 were audited by other auditors whose report dated November 18, 2008 expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Bond Fund as of September 30, 2011, the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
November 18, 2011
90 | OPPENHEIMER INTERNATIONAL BOND FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2011, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2010. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Capital gain distributions of $0.06246 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 30, 2010. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).
     None of the dividends paid by the Fund during the fiscal year ended September 30, 2011 are eligible for the corporate dividend-received deduction.
     Dividends, if any, paid by the Fund during the fiscal year ended September 30, 2011 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2011, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended September 30, 2011, the maximum amount allowable but not less than $92,867,429 or 18.11% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
91 | OPPENHEIMER INTERNATIONAL BOND FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
92 | OPPENHEIMER INTERNATIONAL BOND FUND

     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Arthur Steinmetz and Sara Zervos, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load international income funds. The Board considered that the Fund outperformed its performance universe median during its one-, three-, five-, and ten-year periods.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load international income funds and global income funds with comparable asset levels and distribution features. The Board considered that the Fund’s actual management fees and total expenses were lower than its expense group median.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with
93 | OPPENHEIMER INTERNATIONAL BOND FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through August 31, 2012. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
94 | OPPENHEIMER INTERNATIONAL BOND FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
95 | OPPENHEIMER INTERNATIONAL BOND FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees (since 2003), Trustee (since 1999) Age: 74	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following:
UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 1999) Age: 73	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 — June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1995) Age: 69	Chairman of the Board (since 2006) and Director (since June 2002) of UNUM- Provident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Sam Freedman, Trustee (since 1996) Age: 70	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
96 | OPPENHEIMER INTERNATIONAL BOND FUND

Beverly L. Hamilton, Trustee (since 2002) Age: 64	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Age: 67	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Age: 69	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (January 1999 — March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
97 | OPPENHEIMER INTERNATIONAL BOND FUND

TRUSTEES AND OFFICERS Unaudited / Continued

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005- March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005- March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005- March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Steinmetz, Gabinet, Zack and Mss. Zervos and Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Arthur P. Steinmetz, Vice President (since 2004) Age: 52	Chief Investment Officer of the Manager (since October 2010); Executive Vice President of the Manager (since October 2009). Chief Investment Officer of Fixed- Income Investments of the Manager (April 2009-October 2010); Director of Fixed-Income Investments of the Manager (January 2009-April 2009) and a Senior Vice President of the Manager (March 1993-September 2009). A portfolio manager and an officer of 5 portfolios in the OppenheimerFunds complex.

Sara J. Zervos, Ph.D. Vice President (since 2009) Age: 42	Head of the Global Debt Team (since October 2010); Senior Vice President of the Manager (since January 2011); Vice President of the Manager (April 2008- December 2010). Prior to joining the Manager, a portfolio manager with Sailfish Capital Management (May 2007-February 2008) and a portfolio manager for
98 | OPPENHEIMER INTERNATIONAL BOND FUND

Sara J. Zervos, Ph.D. Continued	emerging market debt at Dillon Read Capital Management and OTA Asset Management (June 2004-April 2007). A portfolio manager and officer of 4 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 51	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President (since 2001) Age: 63	Vice President, Secretary and General Counsel of OAC (since November 2001); Executive Vice President (since January 2004) and General Counsel (March 2002 - December 2010) of the Manager; Executive Vice President, General Counsel and Director of OFI Trust Company (since November 2001); General Counsel of the Distributor (December 2001-December 2010); General Counsel of Centennial Asset Management Corporation (December 2001-December 2010); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (December 2001-December 2010); Assistant Secretary (September 1997-December 2010) and Director (November 2001-December 2010) of OppenheimerFunds International Ltd.
99 | OPPENHEIMER INTERNATIONAL BOND FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Robert G. Zack, Continued	and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (December 2002-December 2010); Director of Oppenheimer Real Asset Management, Inc. (November 2001-December 2010); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (December 2001-December 2010); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. (November 2001-December 2010); Vice President of OppenheimerFunds Legacy Program (June 2003-December 2010); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (November 2001-December 2010). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.525.7048.
100 | OPPENHEIMER INTERNATIONAL BOND FUND

OPPENHEIMER INTERNATIONAL BOND FUND

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP
©2011 OppenheimerFunds, Inc. All rights reserved.
101 | OPPENHEIMER INTERNATIONAL BOND FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
102 | OPPENHEIMER INTERNATIONAL BOND FUND

Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.525.7048.
103 | OPPENHEIMER INTERNATIONAL BOND FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $60,700 in fiscal 2011 and $60,700 in fiscal 2010.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $153,900 in fiscal 2011 and $400,900in fiscal 2010 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, professional services for FIN 45 and capital accumulation plan.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $5,100 in fiscal 2011 and $6,933 in fiscal 2010.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-

planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%
(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $159,000 in fiscal 2011 and $407,833 in fiscal 2011 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.

Item 6. Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.
4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2011, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.
(2) Exhibits attached hereto.
(3) Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer International Bond Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	11/9/2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	11/9/2011

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	11/9/2011